Exhibit 10.20

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

SOTHERLY HOTELS LP

SENIOR SECURED NOTE

Issuance Date: As of December 31, 2020	Original Principal Amount: U.S. $10,000,000.00

FOR VALUE RECEIVED, Sotherly Hotels LP, a Delaware limited partnership (the “Company”), hereby promises to pay to KWHP SOHO, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”) in cash the product of the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption or otherwise, the “Principal”) and the applicable Repayment Factor (the “Repayment Principal Amount”) when due, whether upon the Maturity Date, acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Secured Note (including all Senior Secured Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of a series of Senior Secured Notes issued pursuant to the Note Purchase Agreement on the Issuance Date and referred to in the Note Purchase Agreement as the First Closing Notes (collectively, the “Notes”). Certain capitalized terms used herein are defined in Section 27.

1.Payments of Principal; Conditional Prepayment. On the Maturity Date, the Company shall pay to the Holder an amount in cash equal to the sum of (i) the Repayment Principal Amount, plus (ii) all accrued and unpaid Interest and accrued and unpaid Late Charges on such Repayment Principal Amount and Interest. Notwithstanding anything herein to the contrary, with respect to any repayment or redemption hereunder, as applicable, the Company shall repay or redeem, as applicable, (i) first, all accrued and unpaid Interest hereunder and under any other Notes held by such Holder, (ii) second, all accrued and unpaid Late Charges on any Repayment Principal Amount and Interest hereunder and under any other Notes held by such Holder, (iii) third, all other amounts (other than the Original Principal) outstanding under any other Notes held by such Holder, and (v) fourth, all of the Repayment Principal Amount outstanding hereunder and under any other Notes held by such Holder, in each case, allocated pro rata among this Note and such other Notes held by such Holder. The indebtedness and other obligations evidenced hereby may be prepaid in part or in full at any time without penalty so long as the Company shall have offered to simultaneously prepay a pro rata portion of all other Notes and Second Closing Notes held by each of the holders thereof on the same terms and conditions. Any and all partial prepayments shall be applied to the reduction of the indebtedness and other obligations evidenced hereby in inverse order of its maturity and shall not abridge or postpone the obligation to make the regular payments as herein provided until the indebtedness and other obligations evidenced hereby have been paid in full.

2.Interest. Interest on this Note shall commence accruing on the Issuance Date at the Interest Rate and shall be computed on the basis of a 360-day year and the actual number of days elapsed per month and shall be payable in arrears for each Calendar Quarter on the first (1st) Business Day of each Calendar

1

Quarter after the Issuance Date (each, an “Interest Date”). Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company; provided funds on deposit in the Interest Reserve shall be released to Holder on each Interest Date in accordance with the terms of the Transaction Documents. Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest on each Redemption Date and/or in connection with any required payment upon any Bankruptcy Event of Default.

3.Maturity Date. All obligations hereunder shall be due and payable by the Company on December 30, 2023 (the “Initial Maturity Date”). The Company shall have the one-time option (the “Extension Option”) to extend the Maturity Date under all Notes and Second Closing Notes to December 30, 2024 (the “Extended Maturity Date”) on the terms and conditions set forth in this Section 3. Any exercise of the Extension Option will be subject to and conditioned upon (i) the Company’s giving Holder written notice of the exercise of the Extension Option as to all Notes and Second Closing Notes at least sixty (60) days, but no more than one hundred twenty (120) days, prior to the Initial Maturity Date, (ii) both at the time of such exercise (or attempted exercise) and on the Initial Maturity Date, there existing no Event of Default or any uncured default under the terms and conditions of any Transaction Document which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, (iii) the representations and warranties of the Company remaining true and correct in all material respects (or, as to any representations and warranties that are qualified by materiality or Material Adverse Effect, true and correct in all respects), (iv) the Company’s certifying, to Holder’s reasonable satisfaction (including such evidence thereof as Holder reasonably may request), both at the time of such exercise (or attempted exercise) and on the Initial Maturity Date that, for the period of twelve (12) calendar months ending with the most recently completed calendar month preceding each such certification, FFO is equal to or greater than $10,000,000.00, (v) concurrently with the exercise (or attempted exercise) of the Extension Option, the Company’s payment to Holder of an extension fee in the amount of one percent (1.00%) of the Principal under this Note that shall remain outstanding as of the Initial Maturity Date, and (vi) on the Initial Maturity Date, replenishing the Interest Reserve, as more particularly set forth in Section 4.3 of the Note Purchase Agreement, for the period commencing on the date immediately succeeding the Initial Maturity Date and ending on the Extended Maturity Date.

4.Events of Default; Notice; Redemption.

4.1Event of Default. Unless waived in writing by the Holder, each of the following events shall constitute an “Event of Default” and (i) each of the events in clauses (d), (e) and (f) below shall constitute a “Bankruptcy Event of Default” and (ii) the events in clause (b) below shall constitute a “Monetary Event of Default”:

(a)[intentionally omitted];

(b)the Company’s or the Guarantor’s (x) failure to pay to the Holder the Repayment Principal Amount or any other amount of Principal within three (3) Business Days after such amounts were as due under this Note, or (y) failure to pay to the Holder any amount of Interest, Late Charges or other amounts (other than Principal which is covered by clause (x) above), or to pay to or deposit with the Collateral Agent any deposits to the Interest Reserve or other amounts, within five (5) Business Days after such amounts were as due under this Note or the other Transaction Documents, provided, however, that such grace periods shall not be duplicative of any other grace or notice and cure period or other requirement for payment or deposit within any period expressly set forth in the Transaction Documents relating to any such payments or deposits;

(c)the occurrence of (i) any default under or redemption of any Indebtedness with regards to any Core Property where the Lender accelerates the debt or otherwise

2

demands payment in full or such Indebtedness is not paid in full at maturity or (ii) any default under, redemption of or acceleration prior to maturity of, any Indebtedness of the Company or any of its Subsidiaries or other Affiliates, other than with respect to any Notes or Second Closing Notes, which would reasonably be expected to have a Material Adverse Effect;

(d)bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company, the Guarantor, any direct owner of a Core Property, any of the Pledgors pursuant to the Security Agreement or any successor thereof, any Subsidiary if, as the result thereof, the Company or Guarantor incurs liability in respect of such Subsidiary in excess of the Company’s or Guarantor’s contingent liability therefor as of the date hereof, or more than three other Subsidiaries and, if instituted against any of the foregoing by a third party, shall not be dismissed within ninety (90) days of their initiation;

(e)the commencement by the Company, the Guarantor, any direct owner of a Core Property, any of the Pledgors pursuant to the Security Agreement or any successor thereof, any Subsidiary if, as the result thereof, the Company or Guarantor incurs liability in respect of such Subsidiaryin excess of the Company’s or Guarantor’s contingent liability therefor as of the date hereof, or more than three other Subsidiaries of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of any such entities in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or other Affiliate or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing in any proceeding of its inability to pay its debts generally as they become due, the taking of corporate action by any such entities of any such action or the commencement of a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(f)the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company, the Guarantor, any direct owner of a Core Property, any of the Pledgors pursuant to the Security Agreement or any successor thereof, any Subsidiary if, as the result thereof, the Company or Guarantor incurs liability in respect of such Subsidiary in excess of the Company’s or Guarantor’s contingent liability therefor as of the date hereof, or more than three other Subsidiaries, of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging such entities as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary or other Affiliate under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such entities or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or

3

other similar document or anysuch other decree, order,judgment or other similar document unstayed and in effect for a period of ninety (90) consecutive days;

(g)a final judgment for the payment of money in excess of $500,000 is rendered against the Company and/or any of its Subsidiaries or other Affiliates and which judgment is not, within sixty (60) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary or other Affiliate (as the case maybe) will receive the proceeds of such insurance or indemnity within sixty (60) days of the final resolution of such judgment;

(h)any default by the Company or the Guarantor in the due performance and observance of any of the covenants or agreements contained in Section 10; provided, that such defaults under Section 10.10 shall not be deemed an Event of Default if such default is cured prior to the tenth (10th) Business Day following the date the Company or the Guarantor becomes aware of the factual circumstances giving rise to the default;

(i)Any express representation or warranty of the Company or any Subsidiary or other Affiliate set forth in any Transaction Document or any express written certification provided by the Company or any Subsidiary or other Affiliate pursuant to any Transaction Document is incorrect or misleading in any material respect when given or, as to any representation, warranty or other written statement that is qualified by materiality or Material Adverse Effect, incorrect or misleading in any respect);

(j)other than as specifically set forth in another clause of this Section 4.1, any material default by the Company or any Subsidiary or other Affiliate in the due performance and observance of any of the covenants or agreements of any Transaction Document, except, in the case of a breach of a covenant that is curable, only if such breach remains uncured for a period of thirty (30) consecutive days; provided that, if such breach is not able to be cured within such thirty (30) day period despite the Company’s diligent efforts, such cure period shall be extended as necessary to effectuate such cure, up to an additional sixty (60) day period, provided, however, that such grace periods shall not be duplicative of any other grace or notice and cure period or other requirement for performance within any period expressly set forth in the Transaction Documents relating to any such obligations;

(k)a false or inaccurate certification by the Company or the Guarantor of which the Company or the Guarantor has actual knowledge of its falsity or inaccuracy when given;

(l)any material provision of any Transaction Document (including the Guaranty pursuant to the Note Purchase Agreement, the Security Agreement and any other Security Document) be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or other Affiliate or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company, the Guarantor or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document (including the Guaranty pursuant to the Note Purchase Agreement, the Security Agreement and any

4

other Security Document) or the Guarantor repudiates, revokes or attempts to revoke its Guaranty pursuant to the Note Purchase Agreement or any joinder thereto;

(m)the Security Agreement or any other Security Document shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral in favor of the Collateral Agent for the benefit of the Holder or any material provision of any Security Document shall at any time for any reason cease to be valid and binding on or enforceable against the Company or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof;

(n)any Event of Default (as defined in the other Notes or Second Closing Notes) occurs with respect to any other Notes or Second Closing Notes; or

(o)any failure to comply with any of the timelines set forth in Section 6.1 within five (5) Business Days following the expiration thereof.

4.2Notice of an Event of Default: Event of Default Redemption Right. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within five (5) Business Days of Company having actual knowledge of such Event of Default deliver written notice thereof via facsimile or electronic mail and overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default and ending (such ending date, the “Event of Default Right Expiration Date”) on the twentieth (20th) Trading Day after the later of (x) the date such Event of Default is cured and (y) the Holder’s receipt of an Event of Default Notice that includes (I) a reasonable description of the applicable Event of Default, (II) a certification as to whether, in the opinion of the Company, such Event of Default is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Event of Default and (III) a certification as to the date the Event of Default occurred and, if cured on or prior to the date of such Event of Default Notice, the applicable Event of Default Right Expiration Date, the Holder may require the Company to redeem (regardless of whether such Event of Default has been cured on or prior to the Event of Default Right Expiration Date) all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4.2 shall be redeemed by the Company at a price equal to the Redemption Amount to be redeemed as of the date of the Event of Default (the “Event of Default Redemption Price”). Redemptions required by this Section 4.2 shall be made in accordance with the provisions of Section 8. To the extent redemptions required by this Section 4.2 are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. In the event of the Company’s redemption of any portion of this Note under this Section 4.2, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Any redemption upon an Event of Default shall not constitute an election of remedies by the Holder, and all other rights and remedies of the Holder shall be preserved.

5

4.3Mandatory Redemption upon Bankruptcy Event of Default. To the extent permitted by applicable law, notwithstanding anything to the contrary herein, upon any Bankruptcy Event of Default, whether occurring prior to or following the Maturity Date, the Company shall promptly pay to the Holder an amount in cash representing all outstanding Repayment Principal Amount, accrued and unpaid Interest, and accrued and unpaid Late Charges on such Repayment Principal Amount and Interest as of the date of the Bankruptcy Event of Default, in addition to any and all other amounts due hereunder, without the requirement for any notice or demand or other action by the Holder or any other person or entity; provided that the Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Event of Default, in whole or in part, and any such waiver shall not affect any other rights of the Holder hereunder, including any other rights in respect of such Bankruptcy Event of Default, any right to conversion, and any right to payment of the Event of Default Redemption Price or any other Redemption Price, as applicable.

5.Fundamental Transactions; Change of Control.

5.1Fundamental Transactions.

(a)Restrictions. The Company shall not enter into or be party to a Fundamental Transaction unless: either (i) the Company is the surviving Person; or (ii) the Successor Entity (if other than the Company) assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents as provided in Section5.1(b).

(b)Assumption. To satisfy clause (ii) of Section 5.1(a), (i) the Successor Entity shall assume in writing all of the obligations of the Company under this Note and the other Transaction Documents pursuant to written agreements in form and substance reasonably satisfactory to the Holder and the Company (or the Successor Entity, as applicable), including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of the Notes, respectively, held by such holder, having similar ranking and security to the Notes, and reasonably satisfactory to the Holder and the Company (or the Successor Entity, as applicable) and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(c)Waiver. Notwithstanding the foregoing, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 5.1 to permit the Fundamental Transaction without the assumption of this Note.

(d)Applicability. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions.

5.2Notice of a Change of Control; Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Change of Control (the “Change of Control Date”), but not prior to the public announcement of such Change

6

of Control, the Company shall deliver written notice thereof via facsimile or electronic mail and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the Holder’s receipt of a Change of Control Notice or the Holder becoming aware of a Change of Control if a Change of Control Notice is not delivered to the Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of ten (10) Trading Days after (A) consummation of such Change of Control or (B) the date of receipt of such Change of Control Notice, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Redemption Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5.2 shall be redeemed by the Company in cash at a price (the “Change of Control Redemption Price”) equal to the Redemption Amount being redeemed. Redemptions required by this Section 5.2 shall be made in accordance with the provisions of Section 8 and shall have priority to payments to stockholders in connection with such Change of Control. To the extent redemptions required by this Section 5.2 are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. In the event of the Company’s redemption of any portion of this Note under this Section 5.2, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.

6.Additional Remedies. The rights and remedies set forth below are in addition to all other rights and remedies of the Collateral Agent and/or Holder set forth herein or in the other Transaction Documents, all of which are cumulative, non-exclusive and expressly reserved.

6.1Property Selection for Sale or Refinance.

(a)No later than ten (10) days after the occurrence of an Event of Default or a Liquidity Event, and subject to the final sentence of this Section 6.1(a), the Company, by written notice to the Collateral Agent, shall select one or more of the hotel properties owned by the Company’s Subsidiaries for consideration for Disposition or Refinancing of any Indebtedness secured thereby that is reasonably likely to generate sufficient Net Cash Proceeds as the result of such Disposition(s) and/or Refinancing(s) to eliminate the Liquidity Event or cure the Event of Default, as applicable, which shall be applied in accordance with Section 6.1(d) below. Each of the properties so selected shall be submitted by the Company to a commercial broker or MAI appraiser reasonably acceptable to the Collateral Agent with at least five (5) years’ commercial real estate brokerage or appraisal experience either nationally or in the metropolitan area of such property and specializing in hotel and hospitality assets. Within twenty (20) days following the selection of the properties, each of the brokers or appraisers shall provide a written opinion of the market value of each of the selected properties, including the anticipated period for marketing for Disposition, in such form as is reasonably acceptable to the Collateral Agent. Within five (5) Business Days of Company’s receipt of such opinion(s) of value, the Company shall identify one or more hotel properties, based on the anticipated Net Cash Proceeds to be realized from such Disposition or Refinancing, the anticipated length of time for marketing, negotiation and closing of any such Disposition or Refinancing, additional information regarding the credit markets for assets of such location, type and condition, and such other factors as the Company shall determine in the exercise of its good faith business judgment, for Disposition (each, a “Disposition Property”) or Refinancing of any Indebtedness secured thereby (each, a “Refinancing Property”, and any and all Disposition Properties collectively with any and all Refinancing Properties, the “Identified Properties”), each of which selection(s) shall be subject to Collateral Agent’s reasonable approval and all of which selection(s) shall be sufficient, as determined by such opinion(s) of value, to generate

7

Net Cash Proceeds as the result of the Disposition or Refinancing thereof to eliminate the Liquidity Event or cure the Event of Default, as applicable, which shall be applied in accordance with Section 6.1(d) below; provided that Collateral Agent will be deemed to have acted reasonably in denying the selection of any of the Philadelphia, Wilmington or Savannah hotel assets as an Identified Property prior to the selection of other properties identified hereinabove, unless the disposition or refinance of such assets, individually or as part of a group of Identified Properties, is reasonably anticipated to result in sufficient Net Cash Proceeds to satisfy all obligations of the Company and the Guarantor under this Note and all of the other Transaction Documents, and, provided, further, that the Disposition(s) of any of the Philadelphia, Wilmington or Savannah hotel assets shall not occur prior to the Disposition(s) or Refinancing(s) of any other Identified Properties without the Collateral Agent’s approval in its sole discretion. Within five (5) Business Days following the Company’s selection of each Identified Property as a Disposition Property or a Refinancing Property, as applicable, the Company and the Guarantor shall, and shall cause each Subsidiary owning an Identified Property to, (x) engage a commercial broker and/or mortgage broker, as applicable,that is reasonably acceptable to the Collateral Agent, to list the Disposition Property for sale or to pursue loan commitments for the Refinancing Property, as applicable, (y) use best efforts to pursue the Disposition and/or Refinancing, as applicable, of such Identified Properties and (z) keep the Collateral Agent apprised of the status thereof. All costs incurred in connection with the determination of the market value of the properties, listing and marketing for Disposition, commissions and any and all other costs and expenses payable to commercial and mortgage brokers or otherwise incurred in connection with any of the foregoing shall be paid by the Company no later than the Disposition or Refinancing of such property, and the Collateral Agent shall have the right to secure opinions of value and to take the other actions set forth above, at the Company’s expense, following any failure of the Company to secure and provide or perform the same within the time periods set forth herein. Notwithstanding the foregoing, if the Company shall propose one or more Dispositions and/or Refinancings which collectively provide for reasonably anticipated Net Cash Proceeds sufficient to satisfy all obligations of the Company and the Guarantor under this Note and all of the other Transaction Documents, the final selection of the Identified Properties shall not require the Collateral Agent’s reasonable approval, provided, however, that the Disposition(s) of any of the Philadelphia, Wilmington or Savannah hotel assets shall not occur prior to the Disposition(s) or Refinancing(s) of the other Identified Properties without the Collateral Agent’s approval in its sole discretion.

(b)If (i) as to a Refinancing Property, the process described in Section 6.1(a) does not result in a signed commitment letter from a Qualified Lender for such refinance within thirty (30) days of the engaging of a mortgage broker for the purpose thereof, (ii) as to any Disposition Property, the process described in Section 6.1(a) does not result in a signed letter of intent from a Qualified Buyer for such Disposition within sixty (60) days of the engaging of a commercial broker for the purpose thereof, (iii) if the applicable Refinance has not been completed within ninety (90) days from the engaging of the applicable mortgage broker or (iv) if the applicable Disposition or Refinance has not been completed within one hundred fifty (150) days from the engaging of the applicable commercial broker, then, in each case, (x) Company shall repeat the process set forth in Section 6.1(a) for the selection of one or more additional properties for Disposition or Refinancing, and (y) the Collateral Agent, in sole discretion, shall have the right to secure and provide or perform any of the actions set forth in Section 6.1(a) and/or Section 6.1(b), at the Company’s expense.

8

(c)The Company acknowledges and agrees that it shall be unreasonable for it to reject any letter of intent from a Qualified Buyer – and it shall cause its Subsidiaries owning any Disposition Property to accept any such letter of intent and to promptly close the Disposition of such Disposition Property – so long as such offer is for a purchase price that is no less than ninety percent (90.0%) of the market value thereof as set forth in the opinion of value for such Disposition Property obtained pursuant to Section 6.1(a) above.

(d)Substantially concurrently with the closing of any Disposition or Refinancing of an Identified Property (i) in the event such Disposition or Refinance has occurred due to a Liquidity Event, the Company shall retain Net Cash Proceeds sufficient to cause the Company’s unencumbered and unrestricted liquid assets of cash to be equal to one hundred and ten percent (110%) of the minimum set forth in the definition of Liquidity Event, with the remainder being applied toward prepayment of the obligations of the Company under this Note and the other Transaction Documents (such prepayments to be applied in accordance with Section 1) or (ii) in the event such Disposition or Refinance has occurred due to any Event of Default, the Company shall prepay the obligations of the Company under this Note and the other Transaction Documents in the full amount of the Net Cash Proceeds of such Disposition or Refinancing (such prepayments to be applied in accordance with Section 1); provided, however, that nothing herein shall require application of Net Cash Proceeds in an amount greater than the actual outstanding obligations of the Company pursuant to this Note and the other Transaction Documents.

6.2Cash Management. From and after the occurrence of a Monetary Event of Default, and subject to the provisions of the documents governing the Existing Indebtedness, the Company, the Guarantor and their Subsidiaries will comply with the terms and conditions of Exhibit 6.2, Cash Management Provisions, attached hereto and made a part of this Note.

6.3SecurityAgreement. In the event that Collateral Agent exercises remedies pursuant to the Security Agreement following a Monetary Event of Default, the proceeds resulting from the resulting UCC sale or similar disposition of the applicable Collateral in accordance with the terms of the Security Agreement shall be treated as a prepayment in the full amount of such proceeds (such prepayment to be applied in accordance with Section 1). If, notwithstanding the foregoing, Collateral Agent’s exercise of remedies pursuant to the Security Agreement does not result in a UCC sale or similar disposition of the applicable Collateral, or if any Affiliate of (i) KW, (ii) Collateral Agent, (iii) any Holder or (iv) or any direct or indirect owner of KW, Collateral Agent or any Holder is the ultimate purchaser at such UCC sale or similar disposition, the exercise of such remedies shall be treated as a prepayment and applied pro rata to each of the Notes and Second Closing Notes, or as otherwise determined by the holders thereof, in the amount of ninety percent (90.0%) of the Appraised Value on the date such Appraised Value is determined.

7.Noncircumvention. The Company hereby covenants and agrees that neither the Company nor the Guarantor will, by amendment of its certificate or articles of incorporation, bylaws or other governing document or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and that it will at all times in good faith carry out all of the provisions of this Note.

9

8.Redemptions.

8.1Mechanics.

(a)If the Holder has submitted an Event of Default Redemption Notice in accordance with Section 4.2, the Company shall deliver the applicable Event of Default Redemption Price to the Holder in cash within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice (each, an “Event of Default Redemption Date”).

(b)If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5.2, the Company shall deliver the applicable Change of Control Redemption Price to the Holder in cash concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within two (2) Business Days after the Company’s receipt of such notice otherwise (each, a “Change of Control Redemption Date”).

(c)In the event of a redemption of less than all of the Redemption Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 14.4) representing the outstanding portion of the Redemption Amount which has not been redeemed.

(d)In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Redemption Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Redemption Amount, and (y) the Company shall promptly return this Note, or issue a new Note (in accordance with Section 14.4), to the Holder; provided, that, notwithstanding the applicable Redemption Notice being deemed null and void and such return or issuance of this Note or a new Note in accordance with the foregoing, a continual Event of Default shall thereafter be deemed to have occurred and be continuing until the subsequent repayment of the Redemption Price. Furthermore, the Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Redemption Amount subject to such notice.

8.2Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the other Notes or Second Closing Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4 or Section 5.2 (each, an “Other Redemption Notice”), the Company shall immediately, but no later than five (5) Business Days after its receipt thereof, forward to the Holder by facsimile or electronic mail a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is two (2) Business Days prior to the Company’s receipt of the Holder’s applicable Redemption Notice and ending on and including the date which is five (5) Business Days after the Company’s receipt of the Holder’s applicable Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) and the Second

10

Closing Notes based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.

9.Voting Rights. The Holder shall have no voting rights as the holder of this Note.

10.Covenants. Until all of the Notes have been converted, redeemed or otherwise satisfied, in full, in accordance with their terms:

10.1Rank. All payments due under this Note (a) shall rank pari passu with all other Notes and any Senior Secured Notes issued pursuant to the Note Purchase Agreement following the Issuance Date that are referred to in the Note Purchase Agreement as the Second Closing Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries or other Affiliates (other than the Existing Indebtedness).

10.2Incurrence of Indebtedness. The Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than (i) the Indebtedness evidenced by this Note, the other Notes and any Senior Secured Notes issued pursuant to the Note Purchase Agreement following the Issuance Date that are referred to in the Note Purchase Agreement as the Second Closing Notes. (ii) other Permitted Indebtedness, and (iii) unsecured Indebtedness so long as the Net Cash Proceeds thereof are applied to payment or prepayment of the outstanding Notes in accordance with the Transaction Documents); provided that, for the avoidance of doubt, no additional secured Indebtedness, other than Permitted Indebtedness, shall be permitted without Holder’s prior written consent in its sole discretion and, without limiting the foregoing, any such consent shall require the application of the Net Cash Proceeds thereof to payment or prepayment of the outstanding Notes in accordance with the Transaction Documents.

10.3Existence of Liens. The Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, allow or suffer to exist any Liens which would reasonably be expected to have a Material Adverse Effect upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries or other Affiliates other than Permitted Liens and any Liens which have been bonded over or are being contested in a commercially reasonable manner.

10.4Redemption, Dividends and Distributions. The Company and the Guarantor shall not, and shall cause each of their Subsidiaries to not, directly or indirectly, redeem, repurchase or declare, make or pay any dividend or distribution on any Equity Interests (any of the foregoing, a “Restricted Payment”), other than (i) Restricted Payments made by any Subsidiary or other Affiliate to the Company or any other Subsidiary or other Affiliate of the Company and (ii) any dividend payments or other distributions by the Company or any Subsidiary or other Affiliate payable solely in Equity Interests of such Person; provided that, for the avoidance of doubt, Guarantor may proceed with any capital markets transactions that do not result in a Restricted Payment, provided that the Net Cash Proceeds of such capital markets transactions are applied to payment or prepayment of the outstanding Notes in accordance with the Transaction Documents.

10.5Transfer of Assets. The Company and the Guarantor shall not, and shall cause each of their Subsidiaries to not, directly or indirectly, Dispose of any material assets or rights of the Company, the Guarantor or any Subsidiary whether in a single transaction or a series of related transactions, other than (i) Dispositions of such assets or rights by the Company and its Subsidiaries or other Affiliates in the ordinary course of business consistent with its past practice, provided that the Net Cash Proceeds of such Dispositions will be applied to payment or prepayment of the outstanding Notes in accordance with the terms of the Transaction Documents, (ii) sales of

11

inventory and product in the ordinary course of business, (iii) sales or other transfers of assets from the Company, the Guarantor or any Subsidiary (other than the Issuers and Pledgors pursuant to the Security Agreement or any successor Subsidiary owning any of the Philadelphia, Wilmington or Savannah hotel assets or any interest in any Subsidiary owning any of the same) to the Company, the Guarantor or any Subsidiary or (iv) any capital markets transaction, provided the Net Cash Proceeds of such capital markets transaction will be applied to the payment or prepayment of the outstanding Notes in accordance with the terms of the Transaction Documents.

10.6Acquisitions. Without the prior written consent of the Required Holders, the Company and the Guarantor shall not, and shall cause each of their Subsidiaries to not, directly or indirectly, acquire all or substantially all of the assets or Equity Interests of any Person or acquire all or substantially all of the assets of any operating division of any Person that is not a Subsidiary of the Company (each, an “Acquisition”), provided that, for the avoidance of doubt, the Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, change (x) the Company’s and the Guarantor’s Control, and the Company’s direct or indirect ownership, of all Subsidiaries thereof that own hotel properties and (y) the Pledgors’ ownership of the Issuers under the Security Agreement (excluding any exercise of remedies thereunder by the Collateral Agent).

10.7Change in Nature of Business. The Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries or other Affiliates on the First Closing Date or any business substantially related or incidental thereto. The Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, modify its or their corporate or other organizational structure or purpose in any material respect.

10.8Transactions with Affiliates. The Company and the Guarantor shall not, nor shall they permit any of their Subsidiaries to, (i) enter into any new transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except (i) transactions entered into in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, and (ii) transactions entered into for fair consideration and on terms no less favorable to them or their Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof, or (ii) amend or otherwise modify the terms of any transaction or series of related transactions with any affiliate in a manner that is inconsistent with the foregoing.

10.9Maintenance of Existence; Compliance Laws, Etc. The Company and the Guarantor shall, and shall cause their Subsidiaries to, preserve and maintain its legal existence, comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent), of all taxes, imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Company or its Subsidiary or other Affiliate, as applicable.

10.10Insurance.The Company and the Guarantor shall, and shall cause their Subsidiaries to, maintain:

(a)insurance on its property with financially sound and reputable insurance companies against business interruption, liability, loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Company and its Subsidiaries and other Affiliates;

12

provided that Holder agrees that any insurance reviewed by it on or prior to the date hereof has been judged to satisfy the foregoing requirements; and

(b)all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

10.11Subsidiary Matters. None of the Company, the Guarantor or any Subsidiary shall establish, form, create or acquire any new direct or indirect Subsidiary unless (i) such Subsidiary shall be a Domestic Subsidiary, is directly or indirectly wholly owned by the Company, and is being used to effectuate the refinance of any Existing Indebtedness permitted by the Transaction Documents and (ii) the same does not result in any change in the Pledgors’ ownership of the Issuers under the Security Agreement (excluding any exercise of remedies thereunder by the Collateral Agent).

10.12Maintenance of Authorizations, Intellectual Property, Etc. The Company and the Guarantor shall, and shall cause their Subsidiaries to, (i) maintain in full force and effect all Regulatory Authorizations, authorizations or other rights necessary and material for the operations of its business, and comply with the terms and conditions applicable to the foregoing, excluding the maintenance of any Regulatory Authorizations that are not commercially reasonably necessary or material for the conduct of the business of the Company and its Subsidiaries and other Affiliates; (ii) operate their business and facilities in material compliance with all applicable laws, rules and regulations, including any newly introduced or revised applicable laws, rules and regulations as they may become introduced, altered or otherwise evolve over time; (iii) [intentionally omitted]; (iv) maintain in full force and effect all Intellectual Property owned, developed or controlled (or jointly owned, developed or controlled) by the Company and its Subsidiaries and other Affiliates; (v) use commercially reasonable efforts to pursue and maintain in full force and effect legal protection for all Intellectual Property developed or controlled (or jointly owned, developed or controlled) by the Company or any of its Subsidiaries or other Affiliates; and (vi) not permit the activities and business of the Company or any of its Subsidiaries or other Affiliates to knowingly violate, infringe, misappropriate or misuse any Intellectual Property of any other Person.

10.13Books and Records. The Company and the Guarantor shall, and shall cause their Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions.

10.14General and Administrative Expenses. The Company and the Guarantor shall not, nor shall they permit any of their Subsidiaries to, pay, give, distribute or otherwise render any compensation – whether in the form of salary, wages, bonuses, distributions, retirement or other benefits or any other valuable consideration for services rendered – in an aggregate amount that exceeds the aggregate amount paid during the 2019 calendar year (the “G&A Cap”), provided, however, and so long as the G&A Cap is not exceeded, the foregoing shall not restrict the Company, the Guarantor or their Subsidiaries from rehiring staff and resuming contributions to employee retirement programs as they shall determine in their commercially reasonable, good faith business judgment.

10.15Capital Expenditures. The Company and the Guarantor shall not, nor shall they permit any of their Subsidiaries to, make any Capital Expenditures in excess of the aggregate amount of $6,000,000.00 (the “CapEx Limit”) per annum during the period commencing on the Issuance Date and expiring on the Maturity Date, provided, however, that non-recurring Capital Expenditures expressly required in a written franchise agreement as a franchisor’s condition of renewal shall be permitted and shall not be included in the aggregate amount subject to the CapEx Limit.

13

10.16Net Proceeds of Certain Transactions. If the Company, the Guarantor or any of their Subsidiaries Disposes of any property, Refinances any Existing Indebtedness or other Indebtedness permitted hereunder, receives any Extraordinary Receipt or executes on any capital markets transaction, any of which results in the realization by such Person of Net Cash Proceeds, the Company shall prepay an aggregate principal amount of the obligations of the Company under this Note and the other Transaction Documents equal to one hundred percent (100.0%) of such Net Cash Proceeds substantially concurrently with closing (such prepayments to be applied in accordance with Section 1).

10.17Restricted Dispositions and Refinancing. The Company, the Guarantor and their Subsidiaries shall be permitted to conduct a Disposition or Refinance any Existing Indebtedness prior to the Maturity Date without the prior written consent of the Required Holders, provided that the Net Cash Proceeds of any such Disposition or Refinance shall be applied to payment or prepayment of the outstanding Notes in accordance with the Transaction Documents, provided, however, that the Company and the Guarantor shall not, nor shall they permit any of their Subsidiaries to, (i) Refinance any of the Existing Indebtedness secured by the Philadelphia, Wilmington or Savannah hotel assets of the Subsidiaries without such Refinancing lender’s consent to the pledge of the ownership interests in the Subsidiary property owners as set forth in the Security Agreement, in such form as is reasonably acceptable to the Collateral Agent or (ii) Dispose of any interest in any Issuer pursuant to the Security Agreement (or any successor Subsidiary owning any of the Philadelphia, Wilmington or Savannah hotel assets) or in any of the property owned by any such Issuers or successor Subsidiaries.

10.18Default Notices. Promptly, but in any event within five (5) Business Days, following the earlier of (x) receipt by the Company, the Guarantor or any of their Subsidiaries of any notice of (i) default or exercise of remedies by any lender under the Existing Indebtedness (or any Refinancing thereof) or (ii) any litigation relating to the non-payment of any other Indebtedness in the aggregate principal amount of $250,000 or more, and irrespective of any grace or notice and cure period relating to any of the foregoing, or (y) the Company’s having actual knowledge of any such default or exercise of remedies or initiation of any such litigation, the Company shall give written notice thereof to the Collateral Agent pursuant to the Note Purchase Agreement.

10.19Accounts Payable. The Company shall not, beginning on the earlier to occur of (i) the date that is twelve (12) months from the date hereof and (ii) sixty (60) days after the Second Closing Date, until the indebtedness and other obligations evidenced hereby have been paid in full, permit the aggregate accounts payable of the Company, the Guarantor and its Subsidiaries (computed in accordance with GAAP) to exceed more than $5,000,000.00 at any time. In the event that aggregate accounts payable as set forth above exceed $5,000,000.00 upon the date that is twelve (12) months from the date hereof, and provided that the Second Closing Date has not yet occurred, the Company shall be required to proceed with the Second Closing and, within sixty (60) days thereof, reduce the aggregate accounts payable of the Company, the Guarantor and its Subsidiaries (computed in accordance with GAAP) to no more than $5,000,000.00. For the avoidance of doubt, the parties acknowledge and agree that “accounts payable”, as used herein, shall not include obligations for the payment of property taxes and insurance premiums.

11.Amendments and Waivers.

11.1Except as set forth in Section 11.2 below, the written consent of the Required Holders shall be required for any change or amendment or waiver of any provision to this Note or any of the other Notes or Second Closing Notes; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of the Holder or any holder of any other Notes or Second Closing Notes relative to the comparable rights and obligations of the Holder or any holder of any other Notes or Second

14

Closing Notes, as applicable, shall require the prior written consent of such adversely affected Holder or such adversely affected holder of the other Notes or Second Closing Notes, as applicable. Any change, amendment or waiver by the Company and the Required Holders in accordance with this Section 11.1 shall be binding on the Holder of this Note and all holders of the other Notes and the Second Closing Notes.

11.2Notwithstanding the provisions of Section 11.1 above, the Holder may elect to waive any provision of this Note (other than any provision of Section 10 or this Section 11) solely as to the Holder and this Note specifically in a written instrument executed by the Holder; provided that any such waiver under this Section 11.2 shall not bind or otherwise affect the terms of any Other Note or any holder thereof.

12.Collateral. This Note, the other Notes and the Second Closing Notes are secured to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Security Agreement and the other Security Documents).

13.Transfer. This Note may be offered, sold, assigned or transferred by the Holder upon notice to, but without the consent of, the Company.

14.Reissuances; New Notes.

14.1Transfer. If this Note is to be transferred in accordance with the terms of this Note, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 14.4), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 14.4) to the Holder representing the outstanding Principal not being transferred.

14.2Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 14.4) representing the outstanding Principal; provided that Holder shall be responsible for the reasonable out-of-pocket costs and expenses of Company in connection with the delivery of such new Note.

14.3Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 14.4) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

14.4Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 14.1 or Section 14.3, the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges on the Repayment Principal Amount and Interest of this Note, from the Issuance Date.

15

15.Remedies, Characterizations, other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. No failure on the part of the Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of the Holder at law or equity or under this Note or any of the documents shall not be deemed to be an election of Holder’s rights or remedies under such documents or at law or equity. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, redemption and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

16.Payment of Collection, Enforcement and Other Costs. If (a) an Event of Default has occurred and this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

17.Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and the initial Holder and shall not be construed against any such Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Note instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Note. Terms used in this Note and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the First Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

18.Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

16

19.Notices; Currency; Payments.

19.1Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9.4 of the Note Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon the Equity Interests of the Company or any of its Subsidiaries or other Affiliates, (ii) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all or substantially all of the holders of the Equity Interests of the Company or any of its Subsidiaries or other Affiliates or (iii) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

19.2Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

19.3Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Investors attached to the Note Purchase Agreement); provided, that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall insteadbe due on the next succeedingday which is a Business Day. Anyamount of Principal or other amounts due under the Transaction Documents which is not paid within three (3) Business Days after such amounts were due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fourteen percent (14.0%) per annum from the date such amount was due until the same is paid in full (“Late Charge”); provided, however, that no Late Charge shall be charged as the result of Collateral Agent’s failure to apply funds on deposit in the Interest Reserve to the applicable payments of Interest.

20.Cancellation. After all Repayment Principal Amount, accrued Interest, Late Charges and other amounts at any time owed on this Note have been satisfied in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

21.Waiver of Notice. To the extent permitted by law and except as expressly set forth herein, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Note Purchase Agreement.

17

22.GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE TERMS AND CONDITIONS OF SECTION 9.9 OF THE NOTE PURCHASE AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE.

23.Attorneys’ Fees. In the event any legal action or other proceeding is brought by one party against the other party to enforce any provision of this Note or in which the subject matter of such legal action or other proceeding arises under, or is with respect to, the provisions of this Note, the prevailing party in any such legal action or other proceeding is entitled to recover from the other party attorneys’ fees and costs associated with defending or prosecuting such legal action or other proceeding, any appeal therefrom, and any ancillary or related proceedings.

24.Severability. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

25.Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries or other Affiliates, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries or other Affiliates, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries or other Affiliates.

26.Usury. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate or in an amount which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate or amount which the Company is permitted by applicable law to contract or agree to pay. If by the terms of this Note, the Company is at any time required or obligated to pay interest hereunder at a rate or in an amount in excess of such maximum rate or amount, the rate or amount of interest under this Note shall be deemed to be immediately reduced to such maximum rate or amount and the interest payable shall be computed at such maximum rate or be in such maximum amount and all prior interest payments in excess of such maximum rate or amount shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

27.Definitions. As used in this Note, the following terms shall have the following meanings:

27.1“Acquisition” has the meaning specified in Section 10.6; provided, that an Acquisition shall not include any acquisition of assets (other than any such assets constituting (i) any capital stock, membership interests, partnership interests or other Equity Interests of any Person, or (ii) any warrants, convertible instruments or other securities or rights of any Person that are exercisable for, or convertible into, any of the Equity Interests referred to in clause (i))

18

completed by the Company or any Subsidiary or other Affiliate that is a party to the Security Agreement or the Guaranty pursuant to the Note Purchase Agreement.

27.2“Affiliate” has the meaning specified in the Note Purchase Agreement. For the avoidance of doubt, and without limiting the foregoing, the Guarantor is an Affiliate of the Company.

27.3“Appraised Value” means the Net Cash Proceeds that reasonably would be anticipated to be received upon Disposition of the applicable hotel property at its appraised value as hereinafter determined. Within sixty (60) days of the date of the applicable exercise of remedies pursuant to the Security Agreement, the Company and the Collateral Agent shall attempt to agree on the Appraised Value. Failing such agreement, Appraised Value shall be determined in the following manner:

(i)Within five (5) days of the expiration of the period permitted hereinabove to reach agreement on an Appraised Value, each of the Company and the Collateral Agent shall select an appraiser, and such appraiser shall render a written appraisal within sixty (60) days of the engagement of the appraiser. If the two (2) appraisals are within three percent (3%) of the higher appraisal, then the Appraised Value shall be the average of the two (2) appraisals, but if the difference of the appraisals is in excess of three percent (3%), then the two appraisers so chosen shall select a third appraiser (or, if the two appraisers chosen by the Company and the Collateral Agent cannot agree on a third appraiser, the third appraiser shall be designated by the American Society of Appraisers) within ten (10) Business Days after the appraisals are completed and reconciled, such third appraiser shall render a written appraisal within sixty (60) days of the engagement, the two (2) closest appraisals shall be averaged, and such average appraised value shall be the Appraised Value. The costs and expenses of the appraisers shall be paid by the Company.

(ii)All appraisers shall be members of the Appraisal Institute of the American Society of Appraisers and shall have substantial qualifications and at least five (5) years’ experience with the appraisal of hotel assets.

(iii)After the valuation reports of the two appraisers have been completed, the Company and the Collateral Agent shall simultaneously deliver copies thereof to each other, either in person or in the manner provided in the Note Purchase Agreement for the giving of notices. At the time of appointment, the third appraiser shall be directed to promptly deliver copies of his valuation report to both the Company and the Collateral Agent in an agreed upon manner. Time is of the essence for the appraisal process described herein.

27.4“Bankruptcy Event of Default” has the meaning specified in Section 4.1.

27.5“Business Day” has the meaning specified in the Note Purchase Agreement.

27.6“Calendar Quarter” means each of: (i) the period beginning on and including January 1 and ending on and including the next occurring March 31; (ii) the period beginning on and including April 1 and ending on and including the next occurring June 30; (iii) the period beginning on and including July 1 and ending on and including the next occurring September 30; (iv) and the period beginning on and including October 1 and ending on and including the next occurring December 31.

27.7“CapEx Limit” has the meaning specified in Section 10.15.

19

27.8“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations).

27.9“Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Equity Interests of the Company or any of its Subsidiaries or other Affiliates in which holders of the voting power in such Person immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries or other Affiliates, so long as, in any event set forth above, (x) Collateral Agent is given written notice no less than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation thereof and (y) a first priority Lien on the Collateral is maintained at all times in favor of the Collateral Agent for the benefit of the Holder; provided that, for the avoidance of doubt, no transfers of existing publicly traded shares of the Company shall be deemed a Change of Control.

27.10“Change of Control Date” has the meaning specified in Section 5.2.

27.11“Change of Control Notice” has the meaning specified in Section 5.2.

27.12“Change of Control Redemption Date” has the meaning specified in Section 8.1.

27.13“Change of Control Redemption Notice” has the meaning specified in Section 5.2.

27.14“Change of Control Redemption Price” has the meaning specified in Section 5.2.

27.15“Collateral” has the meaning specified in the Note Purchase Agreement.

27.16“Collateral Agent” has the meaning specified in the Note Purchase Agreement.

27.17“Common Stock” means (i) the Equity Interests constituting common stock of the Guarantor, and (ii) any share capital into which such common stock shall be changed or any share capital resulting from a reclassification of such common stock.

27.18“Company” has the meaning specified in the preamble to this Note.

27.19“Control” has the meaning specified in the Note Purchase Agreement.

27.20“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

27.21“Core Property” means any of the hotel properties owned by Savannah Hotel Associates, L.L.C., a Virginia limited liability company, SOHO Wilmington LLC, a Delaware limited liability company, Philadelphia Hotel Associates LP, a Pennsylvania limited partnership, Tampa Hotel Associates LLC, a Delaware limited liability company, MHI Jacksonville LLC, a Delaware limited liability company, or SOHO Atlanta LLC, a Delaware limited liability company.

20

27.22“Disposition” means the sale, transfer, license, lease, spin-off, split-off, closing, conveyance or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; and the term “Dispose” shall have a meaning correlative to the foregoing.

27.23“Disposition Properties” has the meaning specified in Section 6.1(a).

27.24“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

27.25“Eligible Market” means the NYSE American, New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTCBB.

27.26“Equity Interest” has the meaning specified in the Note Purchase Agreement.

27.27“Event of Default” has the meaning specified in Section 4.1.

27.28“Event of Default Notice” has the meaning specified in Section 4.2.

27.29“Event of Default Redemption Date” has the meaning specified in Section 8.1.

27.30“Event of Default Redemption Notice” has the meaning specified in Section 4.2.

27.31“Event of Default Redemption Price” has the meaning specified in Section 4.2.

27.32“Event of Default Right Expiration Date” has the meaning specified in Section 4.2.

27.33“Exchange Act” means the Securities Exchange Act of 1934, as amended.

27.34“Existing Indebtedness” has the meaning specified in the Note Purchase Agreement.

27.35“Extended Maturity Date” has the meaning specified in Section 3.

27.36“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments; provided, however, that an Extraordinary Receipt shall not include cash receipts from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received or to the extent disposition of such proceeds, awards or payments are governed pursuant to the Existing Indebtedness and are not actually made available to Company, the Guarantor or any of their Subsidiaries and following the Company’s giving written notice to Collateral Agent along with such supporting documentation as Collateral Agent reasonably may request.

21

27.37“First Closing Date” has the meaning specified in the Note Purchase Agreement.

27.38“FFO” shall mean net income for the Company (computed in accordance with GAAP), excluding (u) depreciation and amortization related to real estate, (v) gains and losses from the sale of certain real estate assets, (w) gains and losses from change in control, (x) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, (y) any and all hotel mortgage and note prepayment or yield maintenance fees paid by the Company during such period, and (z) the write-off of unamortized loan finance costs in connection with a repayment or refinance of such amounts prior to maturity.

27.39“Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through any of its subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, (ii) Dispose of all or substantially all of the properties or assets of the Company, the Guarantor or any of their “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities (except with regard to the sale of any asset in accordance with the terms of the Transaction Documents), or (iii) the Company shall cease to own, directly or indirectly, one hundred percent (100%) of the record and beneficial ownership of their Subsidiaries or Guarantor ceases to be the general partner of the Company or fails to own at least the percentage interest in Company that Guarantor owns on the date hereof or (B) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

27.40“G&A Cap” has the meaning specified in Section 10.14.

27.41“GAAP” has the meaning specified in the Note Purchase Agreement.

27.42“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

27.43“Guarantor” has the meaning specified in the Note Purchase Agreement.

27.44“Guaranty” has the meaning specified in the Note Purchase Agreement.

27.45“Holder” has the meaning specified in the preamble to this Note.

27.46“Identified Properties” has the meaning specified in Section 6.1(a).

27.47“Indebtedness” has the meaning specified in the Note Purchase Agreement.

27.48“Initial Maturity Date” has the meaning specified in Section 3.

27.49“Intellectual Property” means all patents, trademarks, service marks, logos and other business identifiers, trade names, trade styles, trade dress, copyrights, proprietary know-how, processes, computer software and all registrations, applications and licenses therefor.

27.50“Interest” has the meaning specified in the preamble to this Note.

22

27.51“Interest Date” has the meaning specified in Section 2.

27.52“Interest Rate” means, as to the period of time commencing on the Issuance Date and ending on the Initial Maturity Date, an annual rate per annum equal to six percent (6.00%), and as to the period of time commencing on the date immediately succeeding the Initial Maturity Date and ending on the Extended Maturity Date, an annual rate per annum equal to ten percent (10.00%); provided, that, on any date when an Event of Default shall have occurred and be continuing, the “Interest Rate” shall be the applicable “Interest Rate” determined in accordance with the foregoing plus six percent (6.00%), subject, however, to Section 26 hereof.

27.53“Interest Reserve” has the meaning specified in the Note Purchase Agreement.

27.54“Investment” means, with respect to any Person, any loan, advance or extension of credit (other than to customers in the ordinary course of business) by such Person to, or any guarantee of any obligation of or other contingent liability with respect to the Equity Interests, Indebtedness or other obligations of, or any contributions to the capital of, any other Person, or any ownership, purchase or other acquisition by such Person of any interest in any capital stock, limited partnership interest, general partnership interest, or other Equity Interests of any such other Person.

27.55“Issuance Date” has the meaning specified in the preamble to this Note.

27.56“Late Charge” has the meaning specified in Section 19.3.

27.57“Lien” has the meaning specified in the Note Purchase Agreement.

27.58“Liquidity Event” means the failure of the Company, the Guarantor and their Subsidiaries at any time to maintain unencumbered and unrestricted liquid assets of cash in a minimum amount of $5,000,000; provided that a Liquidity Event will not be deemed to have occurred prior to the date that is eighteen (18) months after the date hereof.

27.59“Maturity Date” shall mean the Initial Maturity Date or, if extended in accordance with the terms of Section 3, the Extended Maturity Date; provided, however, the Maturity Date may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default shall have occurred and be continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an Event of Default or (ii) through the date that is twenty (20) Business Days after the consummation of a Fundamental Transaction in the event that a Fundamental Transaction is publicly announced or a Change of Control Notice is delivered prior to the Maturity Date.

27.60“Monetary Event of Default” shall have the meaning specified in Section 4.1 of this Note.

27.61“Net Cash Proceeds” means (a) with respect to any Disposition by the Company, the Guarantor or any of their Subsidiaries, or any Extraordinary Receipt received or paid to the account of the Company, the Guarantor or any of their Subsidiaries, the excess, if any, of (i) the sum of cash and other proceeds received in connection with such transaction (including any cash and other proceeds received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than the obligations of the Company under this Note and the other Transaction Documents), (B) the reasonable and customary out-of-pocket fees and expenses incurred by the Company, the Guarantor or such Subsidiary in connection with such transaction (including reasonable and customary fees of attorneys, accountants, consultants and

23

investment advisers, reasonable and customary out-of-pocket costs associated with title insurance policies, surveys, lien and judgment searching, recording documents, and transaction and recording taxes and including fees required to be paid or reimbursed to a third-party that is not an Affiliate of the Company or the Guarantor pursuant to the terms of the applicable Indebtedness), (C) income taxes reasonably estimated to be actually payable within two (2) years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to this subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds and (D) amounts held in any reserve created for escrow, holdback, indemnity or similar obligations of the Company, the Guarantor or any of their Subsidiaries in connection with such Disposition (provided that (1) such amounts held in such reserves shall not exceed ten percent (10%) of the gross cash proceeds received with respect to such Disposition and (2) such amounts held in such reserves shall constitute Net Cash Proceeds upon release to, or receipt by, the Company, the Guarantor or any of their Subsidiaries); and (b) with respect to the incurrence or issuance of any Indebtedness by the Company, the Guarantor or any of their Subsidiaries to Refinance any Existing Indebtedness or other Indebtedness permitted hereunder, the excess of (i) the sum of the cash and other proceeds received in connection with such transaction over (ii) the sum of (A) the amount of Existing Indebtedness or other Indebtedness permitted hereunder that is Refinanced thereby and (B) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by the Company, the Guarantor or such Subsidiary in connection therewith.

27.62“Note” has the meaning specified in the preamble to this Note.

27.63“Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of the Issuance Date, by and among the Company, the investors identified therein, and the Collateral Agent, pursuant to which the Company issued, among other securities, the Notes, as such agreement may be amended, restated or otherwise modified from time to time.

27.64“Notes” has the meaning specified in the preamble to this Note.

27.65“Options” means any rights, warrants, grants or options to subscribe for or purchase Equity Interests or Convertible Securities.

27.66“Other Redemption Notice” has the meaning specified in Section 8.2.

27.67“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

27.68“Permitted Indebtedness” means (i) Indebtedness evidenced by this Note, the other Notes and any Senior Secured Notes issued pursuant to the Note Purchase Agreement following the Issuance Date that are referred to in the Note Purchase Agreement as the Second Closing Notes, (ii) the Existing Indebtedness or any Indebtedness incurred in the Refinancing of the Existing Indebtedness, subject, however, to Section 10.16, Section 10.17 and the other terms and conditions hereof, (iii) Indebtedness secured by Permitted Liens under clause (ii) or (iii) of the definition of Permitted Liens in incurred in the ordinary course of business and otherwise in accordance with the terms of the Transaction Documents, and (iv) in addition to the Existing Indebtedness, unsecured Indebtedness for trade payables incurred in the ordinary course of business and otherwise in accordance with the terms of the Transaction Documents. For the avoidance of

24

doubt, the parties acknowledge and agree that “trade payables”, as used herein, shall not include obligations for the payment of property taxes and insurance premiums.

27.69“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iii) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries or other Affiliates to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, or (C) in respect of capitalized lease obligations, provided that the Lien is confined solely to the property leased by the Company or any of its Subsidiaries or other Affiliates pursuant to the applicable capital lease, (iv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, and (v) Liens arising in connection with the Existing Indebtedness.

27.70“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

27.71“Principal” has the meaning specified in the preamble to this Note.

27.72“Principal Market” means the Nasdaq Capital Market.

27.73“Qualified Buyer” shall mean a potential purchaser that has, or whose principals and/or investors have, at least five (5) years’ experience in acquiring properties of greater or substantially similar value as the subject Disposition Property, tenders a written offer in good faith, provides reasonable evidence of the financial wherewithal to consummate the acquisition of the subject Disposition Property, and is not an Affiliate of the Company.

27.74“Qualified Lender” shall mean a financial institution that has, or whose principals and/or investors have, at least five (5) years’ experience in financing properties of greater or substantially similar value as the subject Refinancing Property, tenders a written commitment in good faith, provides reasonable evidence of the financial wherewithal to consummate the subject Refinance, and is not an Affiliate of the Company.

27.75“Redemption Amount” means the sum of (x) the portion of the Repayment Principal Amount to be redeemed or otherwise with respect to which this determination is being made, (y) all accrued and unpaid Interest with respect to such portion of the Repayment Principal Amount, and (z) accrued and unpaid Late Charges with respect to such portion of such Repayment Principal Amount and such Interest, if any.

27.76“Redemption Date” means, as applicable, the Event of Default Redemption Date or the Change of Control Redemption Date.

27.77“Redemption Notice” means, as applicable, an Event of Default Redemption Notice or a Change of Control Redemption Notice.

27.78“Redemption Price” means, as applicable, the Event of Default Redemption Price or the Change of Control Redemption Price.

25

27.79“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue Indebtedness in exchange or replacement for such Indebtedness in whole or in part; and the terms “Refinanced” and “Refinancing” shall have meanings correlative to the foregoing.

27.80“Refinancing Properties” has the meaning specified in Section 6.1(a).

27.81“Regulatory Authorizations” means all governmental licenses, authorizations, registrations, permits, consents and approvals required under all applicable laws and regulations in order to carry on the business of the Company and its Subsidiaries or other Affiliates as currently conducted or proposed to be conducted, including any newly introduced or revised applicable laws and regulations as they may become introduced, altered or otherwise evolve over time.

27.82“Repayment Factor” means (x) one and forty-seven hundredths (1.47) at all times on or prior to the Initial Maturity Date and (y) one and sixty-five hundredths (1.65) at all times after the Initial Maturity Date.

27.83“Repayment Principal Amount” has the meaning specified in the preamble to this Note.

27.84“Required Holders” has the meaning specified in the Note Purchase Agreement.

27.85“Restricted Payment” has the meaning specified in Section 10.4.

27.86“SEC” means the United States Securities and Exchange Commission or the successor thereto.

27.87“Second Closing Notes” has the meaning specified in the Note Purchase Agreement.

27.88“Security Agreement” has the meaning specified in the Note Purchase Agreement.

27.89“Security Documents” has the meaning specified in the Note Purchase Agreement.

27.90“Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

27.91“Subsidiary” has the meaning specified in the Note Purchase Agreement.

27.92“Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

27.93“Trading Day” has the meaning specified in the Note Purchase Agreement.

27.94“Transaction Documents” has the meaning specified in the Note Purchase Agreement.

[Signature Page Follows]

26

IN WITNESS WHEREOF, the Company has executed this Senior Secured Note as of the Issuance Date set out above.

SOTHERLY HOTELS LP,
a Delaware Limited Partnership

By:	SOTHERLY HOTELS INC.,
its general partner

	By:	/s/ DAVID R. FOLSOM
	Name:	David R. Folsom
	Title:	President and Chief Executive Officer

Accepted and agreed:

KWHP SOHO, LLC,
a Delaware limited liability company

By:	KEMMONS WILSON HOSPITALITY PARTNERS GP, LLC,
its manager

	By:	/s/ D. WEBB WILSON
	Name:	D. Webb Wilson
	Title:	Manager

Signature Page to Senior Secured Note

EXHIBIT 6.2

CASH MANAGEMENT PROVISIONS

1.	Defined Terms.
a.	“Cash Management Account” has the meaning specified in Section 3(a) hereof.
b.

“Cash Management Activation Notice” means a written notice from the Collateral Agent to Clearing Bank stating that an Event of Default has commenced and instructing Clearing Bank to transfer all available funds in the Clearing Account to the Cash Management Account in accordance with the Clearing Account Agreement.

c.	“Cash Management Bank” has the meaning specified in Section 3(a) hereof.
d.	“Cash Management Bank Fees” has the meaning specified in Section 3(e) hereof.
e.

“Cash Management Deactivation Notice” means a written notice from the Collateral Agent to Clearing Bank stating that an Event of Default no longer exists and instructing Clearing Bank to transfer all available funds in the Clearing Account to an account designated by the Company in accordance with the Clearing Account Agreement.

f.	“Clearing Account” has the meaning specified in Section 2(a) hereof.
g.	“Clearing Account Agreement” has the meaning specified in Section 2(a) hereof.
h.	“Clearing Bank” has the meaning specified in Section 2(a) hereof.
i.	“Excess Cash Advance” has the meaning specified in Section 4(c) hereof.
j.	“Excess Cash Flow” has the meaning specified in Section 3(b)(v) hereof.
k.	“Excess Cash Flow Account” has the meaning specified in Section 4(a) hereof.
l.	“Excess Cash Requisition” has the meaning specified in Section 4(c) hereof.
m.

“Losses” shall mean any and all losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including but not limited to strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs and reasonable attorneys’ fees, in the case of each of the foregoing, of whatever kind or nature and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.

Exhibit II

n.

“Rents” means all of the rents, royalties, bonuses, issues, profits, revenue, income, deposits, escrow accounts and other benefits derived from the properties of the Company, the Guarantor and their Subsidiaries or arising from the use or enjoyment of any portion thereof or from any existing or future lease or agreement pertaining thereto and liquidated damages following default under such leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of such properties, together with any and all rights that the Company, the Guarantor or any of their Subsidiaries mayhave against any tenant under such leases or any subtenants or occupants of any part of such properties and any award made hereafter to the Company, the Guarantor or any of their Subsidiaries in any court proceeding involving any of the tenants or occupants or in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court, and all payments by tenants or occupants in lieu of rent other than any payments in lieu of taxes.

o.

“Reserve Accounts” shall mean the Cash Management Account, the Clearing Account, the Excess Cash Flow Account and any other deposit account established by this Note or the other Transaction Documents, including, without limitation, the deposit account for the Interest Reserve.

2.	Clearing Account.
a.

Upon the occurrence of a Monetary Event of Default, the Company shall establish and, thereafter until the Maturity Date, maintain an account (the “Clearing Account”) with a bank selected by the Company and approved by the Collateral Agent (which approval shall not be unreasonably withheld, conditioned or delayed) (the “Clearing Bank”) in trust for the benefit of the Collateral Agent in accordance with an agreement among the Company, the Collateral Agent, the Company and the Clearing Bank in form and substance reasonably acceptable to the Collateral Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time (the “Clearing Account Agreement”). The Clearing Account shall be under the sole dominion and control of the Collateral Agent. The Collateral Agent shall have the sole right to make withdrawals from the Clearing Account. All costs and expenses for establishing and maintaining the Clearing Account shall be paid by the Company.

b.

During the occurrence and continuance of a Monetary Event of Default, the Company shall cause all Rents to be delivered directly to the Clearing Account to the extent permitted by the loan documents evidencing the Existing Indebtedness. Upon the first occurrence of a Monetary Event of Default and in accordance with the Clearing Account Agreement, the Company and the Guarantor shall, and shall cause their Subsidiaries to, deliver written instructions (which instructions can be revoked only upon the termination of the Event of Default) to all commercial tenants under leases (or other agreements for possession or occupancy of any property), all Subsidiaries owning property and all property managers to deliver all Rents received, payable or subject to remittance thereunder directly to the Clearing Account to the extent permitted by the loan documents evidencing the Existing Indebtedness. Notwithstanding anything to the contrary contained herein or in any other Transaction Documents, in the event the Company, the Guarantor or any of their Subsidiaries shall receive any amounts constituting Rents (for the avoidance of doubt, including, without limitation, any Rents received from any hotel occupants) during the occurrence and continuance of an Event of Default, the Company and the Guarantor shall, and shall cause their Subsidiaries to, deposit all such amounts received by the Company, the Guarantor or any of their Subsidiaries into the Clearing Account within two (2) Business Dayafter receipt thereof to the extent permitted bythe loan documents evidencing the Existing Indebtedness.

Exhibit 6.2 – Cash Management Provisions

c.

Concurrently with the establishing of a Clearing Account, the Company shall obtain from Clearing Bank its agreement to transfer, from and after such time as the Clearing Bank has received a Cash Management Activation Notice and until such time as the Clearing Bank has received a Cash Management Deactivation Notice, all amounts on deposit in the Clearing Account to the Cash Management Account in immediately available funds by federal wire transfer once every Business Day.

d.

Upon the occurrence and during the continuation of a Monetary Event of Default, the Collateral Agent may, in addition to any and all other rights and remedies available to the Collateral Agent, apply any amounts then on deposit in the Clearing Account to the payment of the indebtedness and other obligations evidenced hereby in any order, proportion and priority as the Collateral Agent may determine in its sole and absolute discretion, subject, however, to the terms of Section 10.1(a) of the Note.

e.	The Clearing Account shall not be commingled with other monies held by the Company or Clearing Bank.
f.

The Company shall not further pledge, assign or grant any security interest in the Clearing Account or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming the Collateral Agent as the secured party, to be filed with respect thereto.

3.	Cash Management Account.
a.

Upon the first occurrence of a Monetary Event of Default, the Collateral Agent, on the Company’s behalf, shall establish and maintain a segregated account (the “Cash Management Account”) to be held by a bank selected by the Collateral Agent (“Cash Management Bank”) in trust and for the benefit of the Collateral Agent, which Cash Management Account shall be under the sole dominion and control of the Collateral Agent. The Company hereby grants to the Collateral Agent a first priority security interest in any Cash Management Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of the Collateral Agent a perfected first priority security interest in the Cash Management Account, including, without limitation, authorizing the Collateral Agent to file UCC-1 Financing Statements and continuations thereof. The Company will not in any way alter or modify the Cash Management Account. The Collateral Agent shall have the sole right to make withdrawals from the Cash Management Account in accordance with this Note and the other Transaction Documents. All costs and expenses for establishing and maintaining the Cash Management Account shall be paid by the Company in accordance with this Note.

b.

Provided no Monetary Event of Default shall have occurred and is continuing, on each Interest Date during the continuance of an Event of Default, Cash Management Bank shall apply all funds on deposit in the Cash Management Account in the following amounts and order of priority:

i.

First, funds sufficient to pay any interest accruing at the Interest Rate, Late Charges and any other amounts then due and payable under the Transaction Documents shall be disbursed to the Collateral Agent to pay such interest, Late Charges and such other amounts;

Exhibit 6.2 – Cash Management Provisions

Second, funds sufficient to pay the next monthly payment, escrow and other deposit obligations in accordance with the terms and conditions of the loan documents for Existing Indebtedness shall be disbursed to the lenders thereunder;

ii.	Third, funds sufficient to pay the fees and expenses of Cash Management

Bank (or any other bank or other financial institution holding a Reserve Account) then due and payable thereto in connection with the administration and maintaining of the Cash Management Account (or other Reserve Account) shall be disbursed to the Cash Management Bank (or such other bank or other financial institution) to pay such fees and expenses;

iii.	Fourth, funds sufficient to fund the Interest Reserve through the Maturity Date;
iv.

Fifth, the remaining amount (the “Excess Cash Flow”) shall be deposited into the Excess Cash Flow Account and held by the Collateral Agent as additional security for the indebtedness and other obligations evidenced hereby until disbursed in accordance with Section 4 hereof.

c.

Any disbursements or disposition of funds or assets which Cash Management Bank makes pursuant to this Note shall be subject to Cash Management Bank’s standard policies, procedures and documentation governing the type of disbursement or disposition made; provided, however, that in no circumstances will any such disbursement or disposition require the Company’s consent.

d.

All funds on deposit in the Cash Management Account following the occurrence and during the continuance of a Monetary Event of Default may be applied by the Collateral Agent to the indebtedness and other obligations evidenced hereby in any order, proportion and priority as the Collateral Agent may determine in its sole and absolute discretion, subject, however, to the terms of Section 10.1(a) of the Note.

e.

The Company shall pay to Cash Management Bank and the Collateral Agent and/or Cash Management Bank’s and the Collateral Agent’s counsel on demand, from time to time, all customary and reasonable costs and expenses (including, but not limited to, reasonable attorneys’ fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted with respect to the Cash Management Account, the custody, care, sale, transfer, administration, collection of or realization on the Cash Management Account and the sums contained therein, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Cash Management Bank and/or the Collateral Agent relating to the Cash Management Account. Such fees and charges shall be paid to Cash Management Bank pursuant to Section 3(b)(iii) hereof and Cash Management Bank shall be entitled to charge the Cash Management Account for such fees and charges. Such fees and charges shall be customary for the services of Cash Management Bank described herein. The Company agrees to pay all Cash Management Bank’s customary fees and charges for the maintenance and administration of the Cash Management Account and for the treasury management and other account services provided with respect to the Cash Management Account (collectively “Cash Management Bank Fees”), including, but not limited to, the fees for (a) funds transfer services received with respect to the Cash Management Account, (b) funds advanced to cover overdrafts in the Cash Management Account (but without Cash Management Bank being in any way obligated to make any such advances), and (c) duplicate bank statements. Cash Management Bank Fees will be paid by Cash Management Bank in

Exhibit 6.2 – Cash Management Provisions

accordance with this Note by debiting the Cash Management Account on the Business Day that the Cash Management Bank Fees are due, without notice to the Company. If there are not sufficient funds in the Cash Management Account to cover fully the Cash Management Bank Fees on the Business Day Cash Management Bank attempts to debit them from the Cash Management Account, such shortfall or the amount of such Cash Management Bank Fees will be paid by the Company to Cash Management Bank, without setoff or counterclaim, within five (5) Business Days after demand from Cash Management Bank. The Company’s obligation to pay Cash Management Bank Fees accrued prior to the resignation or replacement of Cash Management Bank shall survive the resignation or replacement of Cash Management Bank.

f.	If invested, sums on deposit in the Cash Management Account shall be invested at the direction of the Collateral Agent.
g.

The Company hereby agrees that the Collateral Agent may maintain sub-accounts within the Cash Management Account in connection with any payments otherwise required under this Note and the other Transaction Documents, which sub-accounts may be ledger or book entry accounts and not actual accounts. All actual out-of-pocket costs and expenses for establishing and maintaining such sub-accounts shall be paid by the Company.

4.	Excess Cash Flow Reserve.
a.

Monthly, on a date reasonably selected by the Collateral Agent, from and after the occurrence and continuance of a Monetary Event of Default, an amount equal to the Excess Cash Flow generated by the properties for the immediately preceding monthly period shall be deposited with the Collateral Agent into an account in the name of the Collateral Agent (the “Excess Cash Flow Account”) in accordance with this Section 4.

b.	The Collateral Agent shall disburse funds from the Excess Cash Flow Account subject to satisfaction of the following conditions:
i.

No Monetary Event of Default, or event which would, with the giving of notice or the passage of time, or both, constitute a Monetary Event of Default, shall have occurred and be continuing at the time of the submission of an Excess Cash Requisition or as of the date of the disbursement of the Excess Cash Advance. The Company’s submission of an Excess Cash Requisition shall be deemed the Company’s certification that no Event of Default, or event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, shall have occurred and be continuing at the time of the submission of such Excess Cash Requisition.

ii.	The expenses that are subject to the Excess Cash Requisition are pursuant to a budget that the Collateral Agent has approved, such approval not to be unreasonably withheld, conditioned or delayed.
iii.

The Collateral Agent’s receipt of a certificate from an officer of the Company certifying to the satisfaction of the condition set forth in Section 4(b)(ii) above and submitting such evidence thereof as the Collateral Agent reasonably may request.

Exhibit 6.2 – Cash Management Provisions

c.

The Collateral Agent shall make disbursements from the Excess Cash Flow Account (each, an “Excess Cash Advance”) pursuant to, and in accordance with, the terms of this Section 4 not more than once in each calendar month following submission to the Collateral Agent, at least ten (10) days prior to the date on which the Company desires a disbursement of an Excess Cash Advance, of a written requisition (an “Excess Cash Requisition”), certified by the Company on such form or forms as may be reasonably required by the Collateral Agent. Each Excess Cash Requisition shall be deemed a representation by the Company that the Company is in full compliance with the terms of this Section 4.

5.

Payments Received Under Cash Management Agreement; Conflict With Existing Cash Management. The insufficiency of funds on deposit in the Cash Management Account shall not relieve the Company from the obligation to make any payments, as and when due pursuant to this Note, the Note Purchase Agreement or the other Transaction Documents, and such obligation shall be separate and independent, and not conditioned on any event or circumstance whatsoever. For the avoidance of doubt, nothing in this Exhibit 6.2, Section 6.2 hereof or otherwise contained in the Transaction Documents shall require the Company or its Subsidiaries or Affiliates to deposit, or direct any other Person to deposit, funds into the Clearing Account and/or the Cash Management Account in a manner that contradicts any cash management regime in place pursuant to the loan documents evidencing the Existing Indebtedness or in a manner that otherwise violates the loan documents evidencing the Existing Indebtedness.

6.	Reserve Funds Generally.
a.

Prohibition Against Further Encumbrance. The Company shall not, without the prior written consent of the Collateral Agent, further pledge, assign or grant any security interest in any Reserve Account or permit any Lien to attach thereto, or any levy to be made thereon or a UCC-1 financing statement, except those naming the Collateral Agent as the Secured Party, to be filed with respect thereto.

b.

Use of Deposits. All funds so deposited into the Reserve Accounts shall, until so disbursed by the Collateral Agent as set forth in the applicable provisions, constitute additional security for the indebtedness and other obligations evidenced hereby (and the Company hereby grants to the Collateral Agent a first priority security interest in such funds). Promptly following any request of the Collateral Agent, the Company shall execute and deliver any deposit account control agreement or take any other actions, which the Company hereby authorizes and directs (including, without limitation, the filing of a financing statement and the payment of any costs or expenses in connection therewith at the Company’s expense) that the Collateral Agent reasonably requires in order to perfect its security interest in the Reserve Accounts and the funds therein. If a Monetary Event of Default shall have occurred hereunder and be continuing, or if the indebtedness and other obligations evidenced hereby shall be accelerated as herein provided, all funds so deposited in any Reserve Account may, at the Collateral Agent’s option, be applied to cure said Monetary Event of Default or to reduce the indebtedness and other obligations evidenced hereby in any order, proportion and priority as the Collateral Agent may determine in its sole and absolute discretion, subject, however, to the terms of Section 10.1(a) of the Note.

c.

Transfer of Note. Upon an assignment or other transfer of the Note, the Collateral Agent shall have the right to pay over the balance of such deposits in its possession to the assignee or other successor, and the Collateral Agent shall thereupon be completely released from all liability with respect to such deposits and the Company, the Guarantor and their Subsidiaries shall look solely to the assignee or transferee with respect thereto. This provision shall apply to every transfer of such deposits to a new assignee or transferee.

Exhibit 6.2 – Cash Management Provisions

d.

Indemnification. The Company shall indemnify the Collateral Agent and hold the Collateral Agent harmless from and against any and all Losses arising from or in any way connected with the Reserve Accounts (unless arising from the gross negligence or willful misconduct of the Collateral Agent) or the performance of the obligations for which the Reserve Accounts were established; provided that the Company shall not be liable for any Losses arising from the investment by Collateral Agent of funds in the Reserve Accounts. The Company shall indemnify and hold Clearing Bank, Cash Management Bank, any other bank or other financial institution holding any other Reserve Account(s) and their employees and officers harmless from and against any Losses incurred by such arising from or in any way connected with any such Reserve Account(s) or the performance of the obligations for which such Reserve Account was established, except to the extent that such loss or damage results from the Collateral Agent’s or such bank or other financial institution’s gross negligence or willful misconduct.

e.

Satisfaction of the Note. Upon full payment or redemption of the Note or, at the Collateral Agent’s option, at any prior time, the balance of amounts deposited in the Collateral Agent’s possession in the Reserve Accounts shall be paid over to the Company.

29489022.4

Exhibit 6.2 – Cash Management Provisions

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

SOTHERLY HOTELS LP

SENIOR SECURED NOTE

Issuance Date: As of December 31, 2020	Original Principal Amount: U.S. $10,000,000.00

FOR VALUE RECEIVED, Sotherly Hotels LP, a Delaware limited partnership (the “Company”), hereby promises to pay to MIG SOHO, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”) in cash the product of the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to redemption or otherwise, the “Principal”) and the applicable Repayment Factor (the “Repayment Principal Amount”) when due, whether upon the Maturity Date, acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon an Interest Date, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Secured Note (including all Senior Secured Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of a series of Senior Secured Notes issued pursuant to the Note Purchase Agreement on the Issuance Date and referred to in the Note Purchase Agreement as the First Closing Notes (collectively, the “Notes”). Certain capitalized terms used herein are defined in Section 27.

1.Payments of Principal; Conditional Prepayment. On the Maturity Date, the Company shall pay to the Holder an amount in cash equal to the sum of (i) the Repayment Principal Amount, plus (ii) all accrued and unpaid Interest and accrued and unpaid Late Charges on such Repayment Principal Amount and Interest. Notwithstanding anything herein to the contrary, with respect to any repayment or redemption hereunder, as applicable, the Company shall repay or redeem, as applicable, (i) first, all accrued and unpaid Interest hereunder and under any other Notes held by such Holder, (ii) second, all accrued and unpaid Late Charges on any Repayment Principal Amount and Interest hereunder and under any other Notes held by such Holder, (iii) third, all other amounts (other than the Original Principal) outstanding under any other Notes held by such Holder, and (v) fourth, all of the Repayment Principal Amount outstanding hereunder and under any other Notes held by such Holder, in each case, allocated pro rata among this Note and such other Notes held by such Holder. The indebtedness and other obligations evidenced hereby may be prepaid in part or in full at any time without penalty so long as the Company shall have offered to simultaneously prepay a pro rata portion of all other Notes and Second Closing Notes held by each of the holders thereof on the same terms and conditions. Any and all partial prepayments shall be applied to the reduction of the indebtedness and other obligations evidenced hereby in inverse order of its maturity and shall not abridge or postpone the obligation to make the regular payments as herein provided until the indebtedness and other obligations evidenced hereby have been paid in full.

2.Interest. Interest on this Note shall commence accruing on the Issuance Date at the Interest Rate and shall be computed on the basis of a 360-day year and the actual number of days elapsed per month and shall be payable in arrears for each Calendar Quarter on the first (1st) Business Day of each Calendar Quarter after the Issuance Date (each, an “Interest Date”). Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company; provided funds on deposit in the Interest Reserve shall be released to Holder on each Interest Date in accordance with the terms of the Transaction Documents. Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest on each Redemption Date and/or in connection with any required payment upon any Bankruptcy Event of Default.

3.Maturity Date. All obligations hereunder shall be due and payable by the Company on December 30, 2023 (the “Initial Maturity Date”). The Company shall have the one-time option (the “Extension Option”) to extend the Maturity Date under all Notes and Second Closing Notes to December 30, 2024 (the “Extended Maturity Date”) on the terms and conditions set forth in this Section 3. Any exercise of the Extension Option will be subject to and conditioned upon (i) the Company’s giving Holder written notice of the exercise of the Extension Option as to all Notes and Second Closing Notes at least sixty (60) days, but no more than one hundred twenty (120) days, prior to the Initial Maturity Date, (ii) both at the time of such exercise (or attempted exercise) and on the Initial Maturity Date, there existing no Event of Default or any uncured default under the terms and conditions of any Transaction Document which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, (iii) the representations and warranties of the Company remaining true and correct in all material respects (or, as to any representations and warranties that are qualified by materiality or Material Adverse Effect, true and correct in all respects), (iv) the Company’s certifying, to Holder’s reasonable satisfaction (including such evidence thereof as Holder reasonably may request), both at the time of such exercise (or attempted exercise) and on the Initial Maturity Date that, for the period of twelve (12) calendar months ending with the most recently completed calendar month preceding each such certification, FFO is equal to or greater than $10,000,000.00, (v) concurrently with the exercise (or attempted exercise) of the Extension Option, the Company’s payment to Holder of an extension fee in the amount of one percent (1.00%) of the Principal under this Note that shall remain outstanding as of the Initial Maturity Date, and (vi) on the Initial Maturity Date, replenishing the Interest Reserve, as more particularly set forth in Section 4.3 of the Note Purchase Agreement, for the period commencing on the date immediately succeeding the Initial Maturity Date and ending on the Extended Maturity Date.

4.Events of Default; Notice; Redemption.

4.1Event of Default. Unless waived in writing by the Holder, each of the following events shall constitute an “Event of Default” and (i) each of the events in clauses (d), (e) and (f) below shall constitute a “Bankruptcy Event of Default” and (ii) the events in clause (b) below shall constitute a “Monetary Event of Default”:

(a)[intentionally omitted];

(b)the Company’s or the Guarantor’s (x) failure to pay to the Holder the Repayment Principal Amount or any other amount of Principal within three (3) Business Days after such amounts were as due under this Note, or (y) failure to pay to the Holder any amount of Interest, Late Charges or other amounts (other than Principal which is covered by clause (x) above), or to pay to or deposit with the Collateral Agent any deposits to the Interest Reserve or other amounts, within five (5) Business Days after such amounts were as due under this Note or the other Transaction Documents, provided, however, that such grace periods shall not be duplicative of any other grace or notice and cure period or other requirement for payment or deposit within any period expressly set forth in the Transaction Documents relating to any such payments or deposits;

(c)the occurrence of (i) any default under or redemption of any Indebtedness with regards to any Core Property where the Lender accelerates the debt or otherwise demands payment in full or such Indebtedness is not paid in full at maturity or (ii) any default under, redemption of or acceleration prior to maturity of, any Indebtedness of the Company or any of its Subsidiaries or other Affiliates, other than with respect to any Notes or Second Closing Notes, which would reasonably be expected to have a Material Adverse Effect;

(d)bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors shall be instituted by or against the Company, the Guarantor, any direct owner of a Core Property, any of the Pledgors pursuant to the Security Agreement or any successor thereof, any Subsidiary if, as the result thereof, the Company or Guarantor incurs liability in respect of such Subsidiary in excess of the Company’s or Guarantor’s contingent liability therefor as of the date hereof, or more than three other Subsidiaries and, if instituted against any of the foregoing by a third party, shall not be dismissed within ninety (90) days of their initiation;

(e)the commencement by the Company, the Guarantor, any direct owner of a Core Property, any of the Pledgors pursuant to the Security Agreement or any successor thereof, any Subsidiary if, as the result thereof, the Company or Guarantor incurs liability in respect of such Subsidiaryin excess of the Company’s or Guarantor’s contingent liability therefor as of the date hereof, or more than three other Subsidiaries of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree, order, judgment or other similar document in respect of any such entities in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Subsidiary or other Affiliate or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing in any proceeding of its inability to pay its debts generally as they become due, the taking of corporate action by any such entities of any such action or the commencement of a Uniform Commercial Code foreclosure sale or any other similar action under federal, state or foreign law;

(f)the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company, the Guarantor, any direct owner of a Core Property, any of the Pledgors pursuant to the Security Agreement or any successor thereof, any Subsidiary if, as the result thereof, the Company or Guarantor incurs liability in respect of such Subsidiary in excess of the Company’s or Guarantor’s contingent liability therefor as of the date hereof, or more than three other Subsidiaries, of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or (ii) a decree, order, judgment or other similar document adjudging such entities as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company or any Subsidiary or other Affiliate under any applicable federal, state or foreign law or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of such entities or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or anysuch other decree, order,judgment or other similar document unstayed and in effect for a period of ninety (90) consecutive days;

(g)a final judgment for the payment of money in excess of $500,000 is rendered against the Company and/or any of its Subsidiaries or other Affiliates and which judgment is not, within sixty (60) days after the entry thereof, bonded, discharged, settled or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary or other Affiliate (as the case maybe) will receive the proceeds of such insurance or indemnity within sixty (60) days of the final resolution of such judgment;

(h)any default by the Company or the Guarantor in the due performance and observance of any of the covenants or agreements contained in Section 10; provided, that such defaults under Section 10.10 shall not be deemed an Event of Default if such default is cured prior to the tenth (10th) Business Day following the date the Company or the Guarantor becomes aware of the factual circumstances giving rise to the default;

(i)Any express representation or warranty of the Company or any Subsidiary or other Affiliate set forth in any Transaction Document or any express written certification provided by the Company or any Subsidiary or other Affiliate pursuant to any Transaction Document is incorrect or misleading in any material respect when given or, as to any representation, warranty or other written statement that is qualified by materiality or Material Adverse Effect, incorrect or misleading in any respect);

(j)other than as specifically set forth in another clause of this Section 4.1, any material default by the Company or any Subsidiary or other Affiliate in the due performance and observance of any of the covenants or agreements of any Transaction Document, except, in the case of a breach of a covenant that is curable, only if such breach remains uncured for a period of thirty (30) consecutive days; provided that, if such breach is not able to be cured within such thirty (30) day period despite the Company’s diligent efforts, such cure period shall be extended as necessary to effectuate such cure, up to an additional sixty (60) day period, provided, however, that such grace periods shall not be duplicative of any other grace or notice and cure period or other requirement for performance within any period expressly set forth in the Transaction Documents relating to any such obligations;

(k)a false or inaccurate certification by the Company or the Guarantor of which the Company or the Guarantor has actual knowledge of its falsity or inaccuracy when given;

(l)any material provision of any Transaction Document (including the Guaranty pursuant to the Note Purchase Agreement, the Security Agreement and any other Security Document) be contested by any party thereto, or a proceeding shall be commenced by the Company or any Subsidiary or other Affiliate or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company, the Guarantor or any Subsidiary shall deny in writing that it has any liability or obligation purported to be created under any Transaction Document (including the Guaranty pursuant to the Note Purchase Agreement, the Security Agreement and any

other Security Document) or the Guarantor repudiates, revokes or attempts to revoke its Guaranty pursuant to the Note Purchase Agreement or any joinder thereto;

(m)the Security Agreement or any other Security Document shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral in favor of the Collateral Agent for the benefit of the Holder or any material provision of any Security Document shall at any time for any reason cease to be valid and binding on or enforceable against the Company or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof;

(n)any Event of Default (as defined in the other Notes or Second Closing Notes) occurs with respect to any other Notes or Second Closing Notes; or

(o)any failure to comply with any of the timelines set forth in Section 6.1 within five (5) Business Days following the expiration thereof.

4.2Notice of an Event of Default: Event of Default Redemption Right. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within five (5) Business Days of Company having actual knowledge of such Event of Default deliver written notice thereof via facsimile or electronic mail and overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder. At any time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default and ending (such ending date, the “Event of Default Right Expiration Date”) on the twentieth (20th) Trading Day after the later of (x) the date such Event of Default is cured and (y) the Holder’s receipt of an Event of Default Notice that includes (I) a reasonable description of the applicable Event of Default, (II) a certification as to whether, in the opinion of the Company, such Event of Default is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Event of Default and (III) a certification as to the date the Event of Default occurred and, if cured on or prior to the date of such Event of Default Notice, the applicable Event of Default Right Expiration Date, the Holder may require the Company to redeem (regardless of whether such Event of Default has been cured on or prior to the Event of Default Right Expiration Date) all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4.2 shall be redeemed by the Company at a price equal to the Redemption Amount to be redeemed as of the date of the Event of Default (the “Event of Default Redemption Price”). Redemptions required by this Section 4.2 shall be made in accordance with the provisions of Section 8. To the extent redemptions required by this Section 4.2 are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. In the event of the Company’s redemption of any portion of this Note under this Section 4.2, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Any redemption upon an Event of Default shall not constitute an election of remedies by the Holder, and all other rights and remedies of the Holder shall be preserved.

4.3Mandatory Redemption upon Bankruptcy Event of Default. To the extent permitted by applicable law, notwithstanding anything to the contrary herein, upon any Bankruptcy Event of Default, whether occurring prior to or following the Maturity Date, the Company shall promptly pay to the Holder an amount in cash representing all outstanding Repayment Principal Amount, accrued and unpaid Interest, and accrued and unpaid Late Charges on such Repayment Principal Amount and Interest as of the date of the Bankruptcy Event of Default, in addition to any and all other amounts due hereunder, without the requirement for any notice or demand or other action by the Holder or any other person or entity; provided that the Holder may, in its sole discretion, waive such right to receive payment upon a Bankruptcy Event of Default, in whole or in part, and any such waiver shall not affect any other rights of the Holder hereunder, including any other rights in respect of such Bankruptcy Event of Default, any right to conversion, and any right to payment of the Event of Default Redemption Price or any other Redemption Price, as applicable.

5.Fundamental Transactions; Change of Control.

5.1Fundamental Transactions.

(a)Restrictions. The Company shall not enter into or be party to a Fundamental Transaction unless: either (i) the Company is the surviving Person; or (ii) the Successor Entity (if other than the Company) assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents as provided in Section 5.1(b).

(b)Assumption. To satisfy clause (ii) of Section 5.1(a), (i) the Successor Entity shall assume in writing all of the obligations of the Company under this Note and the other Transaction Documents pursuant to written agreements in form and substance reasonably satisfactory to the Holder and the Company (or the Successor Entity, as applicable), including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of the Notes, respectively, held by such holder, having similar ranking and security to the Notes, and reasonably satisfactory to the Holder and the Company (or the Successor Entity, as applicable) and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

(c)Waiver. Notwithstanding the foregoing, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 5.1 to permit the Fundamental Transaction without the assumption of this Note.

(d)Applicability. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions.

5.2Notice of a Change of Control; Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Change of Control (the “Change of Control Date”), but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile or electronic mail and overnight courier to the Holder (a “Change of Control Notice”). At any time during the period beginning after the Holder’s receipt of a Change of Control Notice or the Holder becoming aware of a Change of Control if a Change of Control Notice is not delivered to the Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of ten (10) Trading Days after (A) consummation of such Change of Control or (B) the date of receipt of such Change of Control Notice, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Change of Control Redemption Notice”) to the Company, which Change of Control Redemption Notice shall indicate the Redemption Amount the Holder is electing to redeem. The portion of this Note subject to redemption pursuant to this Section 5.2 shall be redeemed by the Company in cash at a price (the “Change of Control Redemption Price”) equal to the Redemption Amount being redeemed. Redemptions required by this Section 5.2 shall be made in accordance with the provisions of Section 8 and shall have priority to payments to stockholders in connection with such Change of Control. To the extent redemptions required by this Section 5.2 are deemed or determined by a court of competent jurisdiction to be prepayments of this Note by the Company, such redemptions shall be deemed to be voluntary prepayments. In the event of the Company’s redemption of any portion of this Note under this Section 5.2, the Holder’s damages would be uncertain and difficult to estimate because of the parties’ inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder.

6.Additional Remedies. The rights and remedies set forth below are in addition to all other rights and remedies of the Collateral Agent and/or Holder set forth herein or in the other Transaction Documents, all of which are cumulative, non-exclusive and expressly reserved.

6.1Property Selection for Sale or Refinance.

(a)No later than ten (10) days after the occurrence of an Event of Default or a Liquidity Event, and subject to the final sentence of this Section 6.1(a), the Company, by written notice to the Collateral Agent, shall select one or more of the hotel properties owned by the Company’s Subsidiaries for consideration for Disposition or Refinancing of any Indebtedness secured thereby that is reasonably likely to generate sufficient Net Cash Proceeds as the result of such Disposition(s) and/or Refinancing(s) to eliminate the Liquidity Event or cure the Event of Default, as applicable, which shall be applied in accordance with Section 6.1(d) below. Each of the properties so selected shall be submitted by the Company to a commercial broker or MAI appraiser reasonably acceptable to the Collateral Agent with at least five (5) years’ commercial real estate brokerage or appraisal experience either nationally or in the metropolitan area of such property and specializing in hotel and hospitality assets. Within twenty (20) days following the selection of the properties, each of the brokers or appraisers shall provide a written opinion of the market value of each of the selected properties, including the anticipated period for marketing for Disposition, in such form as is reasonably acceptable to the Collateral Agent. Within five (5) Business Days of Company’s receipt of such opinion(s) of value, the Company shall identify one or more hotel properties, based on the anticipated Net Cash Proceeds to be realized from such Disposition or Refinancing, the anticipated length of time for marketing, negotiation and closing of any such Disposition or Refinancing, additional information regarding the credit markets for assets of such location, type and condition, and such other factors as the Company shall determine in the exercise of its good faith business judgment, for Disposition (each, a “Disposition Property”) or Refinancing of any Indebtedness secured thereby (each, a “Refinancing Property”, and any and all Disposition Properties collectively with any and all Refinancing Properties, the “Identified Properties”), each of which selection(s) shall be subject to Collateral Agent’s reasonable approval and all of which selection(s) shall be sufficient, as determined by such opinion(s) of value, to generate Net Cash Proceeds as the result of the Disposition or Refinancing thereof to eliminate the Liquidity Event or cure the Event of Default, as applicable, which shall be applied in accordance with Section 6.1(d) below; provided that Collateral Agent will be deemed to have acted reasonably in denying the selection of any of the Philadelphia, Wilmington or Savannah hotel assets as an Identified Property prior to the selection of other properties identified hereinabove, unless the disposition or refinance of such assets, individually or as part of a group of Identified Properties, is reasonably anticipated to result in sufficient Net Cash Proceeds to satisfy all obligations of the Company and the Guarantor under this Note and all of the other Transaction Documents, and, provided, further, that the Disposition(s) of any of the Philadelphia, Wilmington or Savannah hotel assets shall not occur prior to the Disposition(s) or Refinancing(s) of any other Identified Properties without the Collateral Agent’s approval in its sole discretion. Within five (5) Business Days following the Company’s selection of each Identified Property as a Disposition Property or a Refinancing Property, as applicable, the Company and the Guarantor shall, and shall cause each Subsidiary owning an Identified Property to, (x) engage a commercial broker and/or mortgage broker, as applicable,that is reasonably acceptable to the Collateral Agent, to list the Disposition Property for sale or to pursue loan commitments for the Refinancing Property, as applicable, (y) use best efforts to pursue the Disposition and/or Refinancing, as applicable, of such Identified Properties and (z) keep the Collateral Agent apprised of the status thereof. All costs incurred in connection with the determination of the market value of the properties, listing and marketing for Disposition, commissions and any and all other costs and expenses payable to commercial and mortgage brokers or otherwise incurred in connection with any of the foregoing shall be paid by the Company no later than the Disposition or Refinancing of such property, and the Collateral Agent shall have the right to secure opinions of value and to take the other actions set forth above, at the Company’s expense, following any failure of the Company to secure and provide or perform the same within the time periods set forth herein. Notwithstanding the foregoing, if the Company shall propose one or more Dispositions and/or Refinancings which collectively provide for reasonably anticipated Net Cash Proceeds sufficient to satisfy all obligations of the Company and the Guarantor under this Note and all of the other Transaction Documents, the final selection of the Identified Properties shall not require the Collateral Agent’s reasonable approval, provided, however, that the Disposition(s) of any of the Philadelphia, Wilmington or Savannah hotel assets shall not occur prior to the Disposition(s) or Refinancing(s) of the other Identified Properties without the Collateral Agent’s approval in its sole discretion.

(b)If (i) as to a Refinancing Property, the process described in Section 6.1(a) does not result in a signed commitment letter from a Qualified Lender for such refinance within thirty (30) days of the engaging of a mortgage broker for the purpose thereof, (ii) as to any Disposition Property, the process described in Section 6.1(a) does not result in a signed letter of intent from a Qualified Buyer for such Disposition within sixty (60) days of the engaging of a commercial broker for the purpose thereof, (iii) if the applicable Refinance has not been completed within ninety (90) days from the engaging of the applicable mortgage broker or (iv) if the applicable Disposition or Refinance has not been completed within one hundred fifty (150) days from the engaging of the applicable commercial broker, then, in each case, (x) Company shall repeat the process set forth in Section 6.1(a) for the selection of one or more additional properties for Disposition or Refinancing, and (y) the Collateral Agent, in sole discretion, shall have the right to secure and provide or perform any of the actions set forth in Section 6.1(a) and/or Section 6.1(b), at the Company’s expense.

(c)The Company acknowledges and agrees that it shall be unreasonable for it to reject any letter of intent from a Qualified Buyer – and it shall cause its Subsidiaries owning any Disposition Property to accept any such letter of intent and to promptly close the Disposition of such Disposition Property – so long as such offer is for a purchase price that is no less than ninety percent (90.0%) of the market value thereof as set forth in the opinion of value for such Disposition Property obtained pursuant to Section 6.1(a) above.

(d)Substantially concurrently with the closing of any Disposition or Refinancing of an Identified Property (i) in the event such Disposition or Refinance has occurred due to a Liquidity Event, the Company shall retain Net Cash Proceeds sufficient to cause the Company’s unencumbered and unrestricted liquid assets of cash to be equal to one hundred and ten percent (110%) of the minimum set forth in the definition of Liquidity Event, with the remainder being applied toward prepayment of the obligations of the Company under this Note and the other Transaction Documents (such prepayments to be applied in accordance with Section 1) or (ii) in the event such Disposition or Refinance has occurred due to any Event of Default, the Company shall prepay the obligations of the Company under this Note and the other Transaction Documents in the full amount of the Net Cash Proceeds of such Disposition or Refinancing (such prepayments to be applied in accordance with Section 1); provided, however, that nothing herein shall require application of Net Cash Proceeds in an amount greater than the actual outstanding obligations of the Company pursuant to this Note and the other Transaction Documents.

6.2Cash Management. From and after the occurrence of a Monetary Event of Default, and subject to the provisions of the documents governing the Existing Indebtedness, the Company, the Guarantor and their Subsidiaries will comply with the terms and conditions of Exhibit 6.2, Cash Management Provisions, attached hereto and made a part of this Note.

6.3SecurityAgreement. In the event that Collateral Agent exercises remedies pursuant to the Security Agreement following a Monetary Event of Default, the proceeds resulting from the resulting UCC sale or similar disposition of the applicable Collateral in accordance with the terms of the Security Agreement shall be treated as a prepayment in the full amount of such proceeds (such prepayment to be applied in accordance with Section 1). If, notwithstanding the foregoing, Collateral Agent’s exercise of remedies pursuant to the Security Agreement does not result in a UCC sale or similar disposition of the applicable Collateral, or if any Affiliate of (i) KW, (ii) Collateral Agent, (iii) any Holder or (iv) or any direct or indirect owner of KW, Collateral Agent or any Holder is the ultimate purchaser at such UCC sale or similar disposition, the exercise of such remedies shall be treated as a prepayment and applied pro rata to each of the Notes and Second Closing Notes, or as otherwise determined by the holders thereof, in the amount of ninety percent (90.0%) of the Appraised Value on the date such Appraised Value is determined.

7.Noncircumvention. The Company hereby covenants and agrees that neither the Company nor the Guarantor will, by amendment of its certificate or articles of incorporation, bylaws or other governing document or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and that it will at all times in good faith carry out all of the provisions of this Note.

8.Redemptions.

8.1Mechanics.

(a)If the Holder has submitted an Event of Default Redemption Notice in accordance with Section 4.2, the Company shall deliver the applicable Event of Default Redemption Price to the Holder in cash within five (5) Business Days after the Company’s receipt of the Holder’s Event of Default Redemption Notice (each, an “Event of Default Redemption Date”).

(b)If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5.2, the Company shall deliver the applicable Change of Control Redemption Price to the Holder in cash concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control and within two (2) Business Days after the Company’s receipt of such notice otherwise (each, a “Change of Control Redemption Date”).

(c)In the event of a redemption of less than all of the Redemption Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 14.4) representing the outstanding portion of the Redemption Amount which has not been redeemed.

(d)In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Redemption Amount that was submitted for redemption and for which the applicable Redemption Price (together with any Late Charges thereon) has not been paid. Upon the Company’s receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Redemption Amount, and (y) the Company shall promptly return this Note, or issue a new Note (in accordance with Section 14.4), to the Holder; provided, that, notwithstanding the applicable Redemption Notice being deemed null and void and such return or issuance of this Note or a new Note in accordance with the foregoing, a continual Event of Default shall thereafter be deemed to have occurred and be continuing until the subsequent repayment of the Redemption Price. Furthermore, the Holder’s delivery of a notice voiding a Redemption Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such notice with respect to the Redemption Amount subject to such notice.

8.2Redemption by Other Holders. Upon the Company’s receipt of notice from any of the holders of the other Notes or Second Closing Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4 or Section 5.2 (each, an “Other Redemption Notice”), the Company shall immediately, but no later than five (5) Business Days after its receipt thereof, forward to the Holder by facsimile or electronic mail a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is two (2) Business Days prior to the Company’s receipt of the Holder’s applicable Redemption Notice and ending on and including the date which is five (5) Business Days after the Company’s receipt of the Holder’s applicable Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) and the Second Closing Notes based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven (7) Business Day period.

9.Voting Rights. The Holder shall have no voting rights as the holder of this Note.

10.Covenants. Until all of the Notes have been converted, redeemed or otherwise satisfied, in full, in accordance with their terms:

10.1Rank. All payments due under this Note (a) shall rank pari passu with all other Notes and any Senior Secured Notes issued pursuant to the Note Purchase Agreement following the Issuance Date that are referred to in the Note Purchase Agreement as the Second Closing Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries or other Affiliates (other than the Existing Indebtedness).

10.2Incurrence of Indebtedness. The Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than (i) the Indebtedness evidenced by this Note, the other Notes and any Senior Secured Notes issued pursuant to the Note Purchase Agreement following the Issuance Date that are referred to in the Note Purchase Agreement as the Second Closing Notes. (ii) other Permitted Indebtedness, and (iii) unsecured Indebtedness so long as the Net Cash Proceeds thereof are applied to payment or prepayment of the outstanding Notes in accordance with the Transaction Documents); provided that, for the avoidance of doubt, no additional secured Indebtedness, other than Permitted Indebtedness, shall be permitted without Holder’s prior written consent in its sole discretion and, without limiting the foregoing, any such consent shall require the application of the Net Cash Proceeds thereof to payment or prepayment of the outstanding Notes in accordance with the Transaction Documents.

10.3Existence of Liens. The Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, allow or suffer to exist any Liens which would reasonably be expected to have a Material Adverse Effect upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries or other Affiliates other than Permitted Liens and any Liens which have been bonded over or are being contested in a commercially reasonable manner.

10.4Redemption, Dividends and Distributions. The Company and the Guarantor shall not, and shall cause each of their Subsidiaries to not, directly or indirectly, redeem, repurchase or declare, make or pay any dividend or distribution on any Equity Interests (any of the foregoing, a “Restricted Payment”), other than (i) Restricted Payments made by any Subsidiary or other Affiliate to the Company or any other Subsidiary or other Affiliate of the Company and (ii) any dividend payments or other distributions by the Company or any Subsidiary or other Affiliate payable solely in Equity Interests of such Person; provided that, for the avoidance of doubt, Guarantor may proceed with any capital markets transactions that do not result in a Restricted Payment, provided that the Net Cash Proceeds of such capital markets transactions are applied to payment or prepayment of the outstanding Notes in accordance with the Transaction Documents.

10.5Transfer of Assets. The Company and the Guarantor shall not, and shall cause each of their Subsidiaries to not, directly or indirectly, Dispose of any material assets or rights of the Company, the Guarantor or any Subsidiary whether in a single transaction or a series of related transactions, other than (i) Dispositions of such assets or rights by the Company and its Subsidiaries or other Affiliates in the ordinary course of business consistent with its past practice, provided that the Net Cash Proceeds of such Dispositions will be applied to payment or prepayment of the outstanding Notes in accordance with the terms of the Transaction Documents, (ii) sales of inventory and product in the ordinary course of business, (iii) sales or other transfers of assets from the Company, the Guarantor or any Subsidiary (other than the Issuers and Pledgors pursuant to the Security Agreement or any successor Subsidiary owning any of the Philadelphia, Wilmington or Savannah hotel assets or any interest in any Subsidiary owning any of the same) to the Company, the Guarantor or any Subsidiary or (iv) any capital markets transaction, provided the Net Cash

Proceeds of such capital markets transaction will be applied to the payment or prepayment of the outstanding Notes in accordance with the terms of the Transaction Documents.

10.6Acquisitions. Without the prior written consent of the Required Holders, the Company and the Guarantor shall not, and shall cause each of their Subsidiaries to not, directly or indirectly, acquire all or substantially all of the assets or Equity Interests of any Person or acquire all or substantially all of the assets of any operating division of any Person that is not a Subsidiary of the Company (each, an “Acquisition”), provided that, for the avoidance of doubt, the Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, change (x) the Company’s and the Guarantor’s Control, and the Company’s direct or indirect ownership, of all Subsidiaries thereof that own hotel properties and (y) the Pledgors’ ownership of the Issuers under the Security Agreement (excluding any exercise of remedies thereunder by the Collateral Agent).

10.7Change in Nature of Business. The Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries or other Affiliates on the First Closing Date or any business substantially related or incidental thereto. The Company and the Guarantor shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, modify its or their corporate or other organizational structure or purpose in any material respect.

10.8Transactions with Affiliates. The Company and the Guarantor shall not, nor shall they permit any of their Subsidiaries to, (i) enter into any new transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except (i) transactions entered into in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, and (ii) transactions entered into for fair consideration and on terms no less favorable to them or their Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof, or (ii) amend or otherwise modify the terms of any transaction or series of related transactions with any affiliate in a manner that is inconsistent with the foregoing.

10.9Maintenance of Existence; Compliance Laws, Etc. The Company and the Guarantor shall, and shall cause their Subsidiaries to, preserve and maintain its legal existence, comply in all material respects with all applicable laws, rules, regulations and orders, including the payment (before the same become delinquent), of all taxes, imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of the Company or its Subsidiary or other Affiliate, as applicable.

10.10Insurance.The Company and the Guarantor shall, and shall cause their Subsidiaries to, maintain:

(a)insurance on its property with financially sound and reputable insurance companies against business interruption, liability, loss and damage in at least the amounts (and with only those deductibles) customarily maintained, and against such risks as are typically insured against in the same general area, by Persons of comparable size engaged in the same or similar business as the Company and its Subsidiaries and other Affiliates; provided that Holder agrees that any insurance reviewed by it on or prior to the date hereof has been judged to satisfy the foregoing requirements; and

(b)all worker’s compensation, employer’s liability insurance or similar insurance as may be required under the laws of any state or jurisdiction in which it may be engaged in business.

10.11Subsidiary Matters. None of the Company, the Guarantor or any Subsidiary shall establish, form, create or acquire any new direct or indirect Subsidiary unless (i) such Subsidiary shall be a Domestic Subsidiary, is directly or indirectly wholly owned by the Company, and is being used to effectuate the refinance of any Existing Indebtedness permitted by the Transaction Documents and (ii) the same does not result in any change in the Pledgors’ ownership of the Issuers under the Security Agreement (excluding any exercise of remedies thereunder by the Collateral Agent).

10.12Maintenance of Authorizations, Intellectual Property, Etc. The Company and the Guarantor shall, and shall cause their Subsidiaries to, (i) maintain in full force and effect all Regulatory Authorizations, authorizations or other rights necessary and material for the operations of its business, and comply with the terms and conditions applicable to the foregoing, excluding the maintenance of any Regulatory Authorizations that are not commercially reasonably necessary or material for the conduct of the business of the Company and its Subsidiaries and other Affiliates; (ii) operate their business and facilities in material compliance with all applicable laws, rules and regulations, including any newly introduced or revised applicable laws, rules and regulations as they may become introduced, altered or otherwise evolve over time; (iii) [intentionally omitted]; (iv) maintain in full force and effect all Intellectual Property owned, developed or controlled (or jointly owned, developed or controlled) by the Company and its Subsidiaries and other Affiliates; (v) use commercially reasonable efforts to pursue and maintain in full force and effect legal protection for all Intellectual Property developed or controlled (or jointly owned, developed or controlled) by the Company or any of its Subsidiaries or other Affiliates; and (vi) not permit the activities and business of the Company or any of its Subsidiaries or other Affiliates to knowingly violate, infringe, misappropriate or misuse any Intellectual Property of any other Person.

10.13Books and Records. The Company and the Guarantor shall, and shall cause their Subsidiaries to, keep books and records in accordance with GAAP which accurately reflect all of its business affairs and transactions.

10.14General and Administrative Expenses. The Company and the Guarantor shall not, nor shall they permit any of their Subsidiaries to, pay, give, distribute or otherwise render any compensation – whether in the form of salary, wages, bonuses, distributions, retirement or other benefits or any other valuable consideration for services rendered – in an aggregate amount that exceeds the aggregate amount paid during the 2019 calendar year (the “G&A Cap”), provided, however, and so long as the G&A Cap is not exceeded, the foregoing shall not restrict the Company, the Guarantor or their Subsidiaries from rehiring staff and resuming contributions to employee retirement programs as they shall determine in their commercially reasonable, good faith business judgment.

10.15Capital Expenditures. The Company and the Guarantor shall not, nor shall they permit any of their Subsidiaries to, make any Capital Expenditures in excess of the aggregate amount of $6,000,000.00 (the “CapEx Limit”) per annum during the period commencing on the Issuance Date and expiring on the Maturity Date, provided, however, that non-recurring Capital Expenditures expressly required in a written franchise agreement as a franchisor’s condition of renewal shall be permitted and shall not be included in the aggregate amount subject to the CapEx Limit.

10.16Net Proceeds of Certain Transactions. If the Company, the Guarantor or any of their Subsidiaries Disposes of any property, Refinances any Existing Indebtedness or other Indebtedness permitted hereunder, receives any Extraordinary Receipt or executes on any capital markets transaction, any of which results in the realization by such Person of Net Cash Proceeds, the Company shall prepay an aggregate principal amount of the obligations of the Company under this Note and the other Transaction Documents equal to one hundred percent (100.0%) of such Net Cash Proceeds substantially concurrently with closing (such prepayments to be applied in accordance with Section 1).

10.17Restricted Dispositions and Refinancing. The Company, the Guarantor and their Subsidiaries shall be permitted to conduct a Disposition or Refinance any Existing Indebtedness prior to the Maturity Date without the prior written consent of the Required Holders, provided that the Net Cash Proceeds of any such Disposition or Refinance shall be applied to payment or prepayment of the outstanding Notes in accordance with the Transaction Documents, provided, however, that the Company and the Guarantor shall not, nor shall they permit any of their Subsidiaries to, (i) Refinance any of the Existing Indebtedness secured by the Philadelphia, Wilmington or Savannah hotel assets of the Subsidiaries without such Refinancing lender’s consent to the pledge of the ownership interests in the Subsidiary property owners as set forth in the Security Agreement, in such form as is reasonably acceptable to the Collateral Agent or (ii) Dispose of any interest in any Issuer pursuant to the Security Agreement (or any successor Subsidiary owning any of the Philadelphia, Wilmington or Savannah hotel assets) or in any of the property owned by any such Issuers or successor Subsidiaries.

10.18Default Notices. Promptly, but in any event within five (5) Business Days, following the earlier of (x) receipt by the Company, the Guarantor or any of their Subsidiaries of any notice of (i) default or exercise of remedies by any lender under the Existing Indebtedness (or any Refinancing thereof) or (ii) any litigation relating to the non-payment of any other Indebtedness in the aggregate principal amount of $250,000 or more, and irrespective of any grace or notice and cure period relating to any of the foregoing, or (y) the Company’s having actual knowledge of any such default or exercise of remedies or initiation of any such litigation, the Company shall give written notice thereof to the Collateral Agent pursuant to the Note Purchase Agreement.

10.19Accounts Payable. The Company shall not, beginning on the earlier to occur of (i) the date that is twelve (12) months from the date hereof and (ii) sixty (60) days after the Second Closing Date, until the indebtedness and other obligations evidenced hereby have been paid in full, permit the aggregate accounts payable of the Company, the Guarantor and its Subsidiaries (computed in accordance with GAAP) to exceed more than $5,000,000.00 at any time. In the event that aggregate accounts payable as set forth above exceed $5,000,000.00 upon the date that is twelve (12) months from the date hereof, and provided that the Second Closing Date has not yet occurred, the Company shall be required to proceed with the Second Closing and, within sixty (60) days thereof, reduce the aggregate accounts payable of the Company, the Guarantor and its Subsidiaries (computed in accordance with GAAP) to no more than $5,000,000.00. For the avoidance of doubt, the parties acknowledge and agree that “accounts payable”, as used herein, shall not include obligations for the payment of property taxes and insurance premiums.

11.Amendments and Waivers.

11.1Except as set forth in Section 11.2 below, the written consent of the Required Holders shall be required for any change or amendment or waiver of any provision to this Note or any of the other Notes or Second Closing Notes; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of the Holder or any holder of any other Notes or Second Closing Notes relative to the comparable rights and obligations of the Holder or any holder of any other Notes or Second Closing Notes, as applicable, shall require the prior written consent of such adversely affected Holder or such adversely affected holder of the other Notes or Second Closing Notes, as applicable. Any change, amendment or waiver by the Company and the Required Holders in accordance with this Section 11.1 shall be binding on the Holder of this Note and all holders of the other Notes and the Second Closing Notes.

11.2Notwithstanding the provisions of Section 11.1 above, the Holder may elect to waive any provision of this Note (other than any provision of Section 10 or this Section 11) solely as to the Holder and this Note specifically in a written instrument executed by the Holder; provided that any such waiver under this Section 11.2 shall not bind or otherwise affect the terms of any Other Note or any holder thereof.

12.Collateral. This Note, the other Notes and the Second Closing Notes are secured to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Security Agreement and the other Security Documents).

13.Transfer. This Note may be offered, sold, assigned or transferred by the Holder upon notice to, but without the consent of, the Company.

14.Reissuances; New Notes.

14.1Transfer. If this Note is to be transferred in accordance with the terms of this Note, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 14.4), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 14.4) to the Holder representing the outstanding Principal not being transferred.

14.2Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 14.4) representing the outstanding Principal; provided that Holder shall be responsible for the reasonable out-of-pocket costs and expenses of Company in connection with the delivery of such new Note.

14.3Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 14.4) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

14.4Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 14.1 or Section 14.3, the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges on the Repayment Principal Amount and Interest of this Note, from the Issuance Date.

15.Remedies, Characterizations, other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. No failure on the part of the Holder to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Holder of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. In addition, the exercise of any right or remedy of the Holder at law or equity or under this Note or any of the documents shall not be deemed to be an election of Holder’s rights or remedies under such documents or at law or equity. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, redemption and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

16.Payment of Collection, Enforcement and Other Costs. If (a) an Event of Default has occurred and this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

17.Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and the initial Holder and shall not be construed against any such Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof.The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Note instead of just the provision in which they are found. Unless expressly indicated otherwise, all section references are to sections of this Note. Terms used in this Note and not otherwise defined herein, but defined in the other Transaction Documents, shall have the meanings ascribed to such terms on the First Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

18.Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

19.Notices; Currency; Payments.

19.1Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9.4 of the Note Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon the Equity Interests of the Company or any of its Subsidiaries or other Affiliates, (ii) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all or substantially all of the holders of the Equity Interests of the Company or any of its Subsidiaries or other Affiliates or (iii) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

19.2Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

19.3Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Investors attached to the Note Purchase Agreement); provided, that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall insteadbe due on the next succeedingday which is a Business Day. Anyamount of Principal or other amounts due under the Transaction Documents which is not paid within three (3) Business Days after such amounts were due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of fourteen percent (14.0%) per annum from the date such amount was due until the same is paid in full (“Late Charge”); provided, however, that no Late Charge shall be charged as the result of Collateral Agent’s failure to apply funds on deposit in the Interest Reserve to the applicable payments of Interest.

20.Cancellation. After all Repayment Principal Amount, accrued Interest, Late Charges and other amounts at any time owed on this Note have been satisfied in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

21.Waiver of Notice. To the extent permitted by law and except as expressly set forth herein, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Note Purchase Agreement.

22.GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE TERMS AND CONDITIONS OF SECTION 9.9 OF THE NOTE PURCHASE AGREEMENT ARE INCORPORATED HEREIN BY THIS REFERENCE.

23.Attorneys’ Fees. In the event any legal action or other proceeding is brought by one party against the other party to enforce any provision of this Note or in which the subject matter of such legal action or other proceeding arises under, or is with respect to, the provisions of this Note, the prevailing party in any such legal action or other proceeding is entitled to recover from the other party attorneys’ fees and costs associated with defending or prosecuting such legal action or other proceeding, any appeal therefrom, and any ancillary or related proceedings.

24.Severability. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

25.Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries or other Affiliates, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries or other Affiliates, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries or other Affiliates.

26.Usury. This Note is subject to the express condition that at no time shall the Company be obligated or required to pay interest hereunder at a rate or in an amount which could subject the Holder to either civil or criminal liability as a result of being in excess of the maximum interest rate or amount which the Company is permitted by applicable law to contract or agree to pay. If by the terms of this Note, the Company is at any time required or obligated to pay interest hereunder at a rate or in an amount in excess of such maximum rate or amount, the rate or amount of interest under this Note shall be deemed to be immediately reduced to such maximum rate or amount and the interest payable shall be computed at such maximum rate or be in such maximum amount and all prior interest payments in excess of such maximum rate or amount shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note.

27.Definitions. As used in this Note, the following terms shall have the following meanings:

27.1“Acquisition” has the meaning specified in Section 10.6; provided, that an Acquisition shall not include any acquisition of assets (other than any such assets constituting (i) any capital stock, membership interests, partnership interests or other Equity Interests of any Person, or (ii) any warrants, convertible instruments or other securities or rights of any Person that are exercisable for, or convertible into, any of the Equity Interests referred to in clause (i))

completed by the Company or any Subsidiary or other Affiliate that is a party to the Security Agreement or the Guaranty pursuant to the Note Purchase Agreement.

27.2“Affiliate” has the meaning specified in the Note Purchase Agreement. For the avoidance of doubt, and without limiting the foregoing, the Guarantor is an Affiliate of the Company.

27.3“Appraised Value” means the Net Cash Proceeds that reasonably would be anticipated to be received upon Disposition of the applicable hotel property at its appraised value as hereinafter determined. Within sixty (60) days of the date of the applicable exercise of remedies pursuant to the Security Agreement, the Company and the Collateral Agent shall attempt to agree on the Appraised Value. Failing such agreement, Appraised Value shall be determined in the following manner:

(i)Within five (5) days of the expiration of the period permitted hereinabove to reach agreement on an Appraised Value, each of the Company and the Collateral Agent shall select an appraiser, and such appraiser shall render a written appraisal within sixty (60) days of the engagement of the appraiser. If the two (2) appraisals are within three percent (3%) of the higher appraisal, then the Appraised Value shall be the average of the two (2) appraisals, but if the difference of the appraisals is in excess of three percent (3%), then the two appraisers so chosen shall select a third appraiser (or, if the two appraisers chosen by the Company and the Collateral Agent cannot agree on a third appraiser, the third appraiser shall be designated by the American Society of Appraisers) within ten (10) Business Days after the appraisals are completed and reconciled, such third appraiser shall render a written appraisal within sixty (60) days of the engagement, the two (2) closest appraisals shall be averaged, and such average appraised value shall be the Appraised Value. The costs and expenses of the appraisers shall be paid by the Company.

(ii)All appraisers shall be members of the Appraisal Institute of the American Society of Appraisers and shall have substantial qualifications and at least five (5) years’ experience with the appraisal of hotel assets.

(iii)After the valuation reports of the two appraisers have been completed, the Company and the Collateral Agent shall simultaneously deliver copies thereof to each other, either in person or in the manner provided in the Note Purchase Agreement for the giving of notices. At the time of appointment, the third appraiser shall be directed to promptly deliver copies of his valuation report to both the Company and the Collateral Agent in an agreed upon manner. Time is of the essence for the appraisal process described herein.

27.4“Bankruptcy Event of Default” has the meaning specified in Section 4.1.

27.5“Business Day” has the meaning specified in the Note Purchase Agreement.

27.6“Calendar Quarter” means each of: (i) the period beginning on and including January 1 and ending on and including the next occurring March 31; (ii) the period beginning on and including April 1 and ending on and including the next occurring June 30; (iii) the period beginning on and including July 1 and ending on and including the next occurring September 30; (iv) and the period beginning on and including October 1 and ending on and including the next occurring December 31.

27.7“CapEx Limit” has the meaning specified in Section 10.15.

27.8“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations).

27.9“Change of Control” means any Fundamental Transaction other than (i) any reorganization, recapitalization or reclassification of the Equity Interests of the Company or any of its Subsidiaries or other Affiliates in which holders of the voting power in such Person immediately prior to such reorganization, recapitalization or reclassification continue after such reorganization, recapitalization or reclassification to hold publicly traded securities and, directly or indirectly, are, in all material respects, the holders of the voting power of the surviving entity (or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities) after such reorganization, recapitalization or reclassification, or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company or any of its Subsidiaries or other Affiliates, so long as, in any event set forth above, (x) Collateral Agent is given written notice no less than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation thereof and (y) a first priority Lien on the Collateral is maintained at all times in favor of the Collateral Agent for the benefit of the Holder; provided that, for the avoidance of doubt, no transfers of existing publicly traded shares of the Company shall be deemed a Change of Control.

27.10“Change of Control Date” has the meaning specified in Section 5.2.

27.11“Change of Control Notice” has the meaning specified in Section 5.2.

27.12“Change of Control Redemption Date” has the meaning specified in Section 8.1.

27.13“Change of Control Redemption Notice” has the meaning specified in Section 5.2.

27.14“Change of Control Redemption Price” has the meaning specified in Section 5.2.

27.15“Collateral” has the meaning specified in the Note Purchase Agreement.

27.16“Collateral Agent” has the meaning specified in the Note Purchase Agreement.

27.17“Common Stock” means (i) the Equity Interests constituting common stock of the Guarantor, and (ii) any share capital into which such common stock shall be changed or any share capital resulting from a reclassification of such common stock.

27.18“Company” has the meaning specified in the preamble to this Note.

27.19“Control” has the meaning specified in the Note Purchase Agreement.

27.20“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

27.21“Core Property” means any of the hotel properties owned by Savannah Hotel Associates, L.L.C., a Virginia limited liability company, SOHO Wilmington LLC, a Delaware limited liability company, Philadelphia Hotel Associates LP, a Pennsylvania limited partnership, Tampa Hotel Associates LLC, a Delaware limited liability company, MHI Jacksonville LLC, a Delaware limited liability company, or SOHO Atlanta LLC, a Delaware limited liability company.

27.22“Disposition” means the sale, transfer, license, lease, spin-off, split-off, closing, conveyance or other disposition (including any sale and leaseback transaction) of any property by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; and the term “Dispose” shall have a meaning correlative to the foregoing.

27.23“Disposition Properties” has the meaning specified in Section 6.1(a).

27.24“Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

27.25“Eligible Market” means the NYSE American, New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTCBB.

27.26“Equity Interest” has the meaning specified in the Note Purchase Agreement.

27.27“Event of Default” has the meaning specified in Section 4.1.

27.28“Event of Default Notice” has the meaning specified in Section 4.2.

27.29“Event of Default Redemption Date” has the meaning specified in Section 8.1.

27.30“Event of Default Redemption Notice” has the meaning specified in Section 4.2.

27.31“Event of Default Redemption Price” has the meaning specified in Section 4.2.

27.32“Event of Default Right Expiration Date” has the meaning specified in Section 4.2.

27.33“Exchange Act” means the Securities Exchange Act of 1934, as amended.

27.34“Existing Indebtedness” has the meaning specified in the Note Purchase Agreement.

27.35“Extended Maturity Date” has the meaning specified in Section 3.

27.36“Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments; provided, however, that an Extraordinary Receipt shall not include cash receipts from proceeds of insurance, condemnation awards (or payments in lieu thereof) or indemnity payments to the extent that such proceeds, awards or payments in respect of loss or damage to equipment, fixed assets or real property are applied (or in respect of which expenditures were previously incurred) to replace or repair the equipment, fixed assets or real property in respect of which such proceeds were received or to the extent disposition of such proceeds, awards or payments are governed pursuant to the Existing Indebtedness and are not actually made available to Company, the Guarantor or any of their Subsidiaries and following the Company’s giving written notice to Collateral Agent along with such supporting documentation as Collateral Agent reasonably may request.

27.37“First Closing Date” has the meaning specified in the Note Purchase Agreement.

27.38“FFO” shall mean net income for the Company (computed in accordance with GAAP), excluding (u) depreciation and amortization related to real estate, (v) gains and losses from the sale of certain real estate assets, (w) gains and losses from change in control, (x) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, (y) any and all hotel mortgage and note prepayment or yield maintenance fees paid by the Company during such period, and (z) the write-off of unamortized loan finance costs in connection with a repayment or refinance of such amounts prior to maturity.

27.39“Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through any of its subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Subject Entity, (ii) Dispose of all or substantially all of the properties or assets of the Company, the Guarantor or any of their “significant subsidiaries” (as defined in Rule 1-02 of Regulation S-X) to one or more Subject Entities (except with regard to the sale of any asset in accordance with the terms of the Transaction Documents), or (iii) the Company shall cease to own, directly or indirectly, one hundred percent (100%) of the record and beneficial ownership of their Subsidiaries or Guarantor ceases to be the general partner of the Company or fails to own at least the percentage interest in Company that Guarantor owns on the date hereof or (B) directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this definition to the extent necessary to correct this definition or any portion of this definition which may be defective or inconsistent with the intended treatment of such instrument or transaction.

27.40“G&A Cap” has the meaning specified in Section 10.14.

27.41“GAAP” has the meaning specified in the Note Purchase Agreement.

27.42“Group” means a “group” as that term is used in Section 13(d) of the Exchange Act and as defined in Rule 13d-5 thereunder.

27.43“Guarantor” has the meaning specified in the Note Purchase Agreement.

27.44“Guaranty” has the meaning specified in the Note Purchase Agreement.

27.45“Holder” has the meaning specified in the preamble to this Note.

27.46“Identified Properties” has the meaning specified in Section 6.1(a).

27.47“Indebtedness” has the meaning specified in the Note Purchase Agreement.

27.48“Initial Maturity Date” has the meaning specified in Section 3.

27.49“Intellectual Property” means all patents, trademarks, service marks, logos and other business identifiers, trade names, trade styles, trade dress, copyrights, proprietary know-how, processes, computer software and all registrations, applications and licenses therefor.

27.50“Interest” has the meaning specified in the preamble to this Note.

27.51“Interest Date” has the meaning specified in Section 2.

27.52“Interest Rate” means, as to the period of time commencing on the Issuance Date and ending on the Initial Maturity Date, an annual rate per annum equal to six percent (6.00%), and as to the period of time commencing on the date immediately succeeding the Initial Maturity Date and ending on the Extended Maturity Date, an annual rate per annum equal to ten percent (10.00%); provided, that, on any date when an Event of Default shall have occurred and be continuing, the “Interest Rate” shall be the applicable “Interest Rate” determined in accordance with the foregoing plus six percent (6.00%), subject, however, to Section 26 hereof.

27.53“Interest Reserve” has the meaning specified in the Note Purchase Agreement.

27.54“Investment” means, with respect to any Person, any loan, advance or extension of credit (other than to customers in the ordinary course of business) by such Person to, or any guarantee of any obligation of or other contingent liability with respect to the Equity Interests, Indebtedness or other obligations of, or any contributions to the capital of, any other Person, or any ownership, purchase or other acquisition by such Person of any interest in any capital stock, limited partnership interest, general partnership interest, or other Equity Interests of any such other Person.

27.55“Issuance Date” has the meaning specified in the preamble to this Note.

27.56“Late Charge” has the meaning specified in Section 19.3.

27.57“Lien” has the meaning specified in the Note Purchase Agreement.

27.58“Liquidity Event” means the failure of the Company, the Guarantor and their Subsidiaries at any time to maintain unencumbered and unrestricted liquid assets of cash in a minimum amount of $5,000,000; provided that a Liquidity Event will not be deemed to have occurred prior to the date that is eighteen (18) months after the date hereof.

27.59“Maturity Date” shall mean the Initial Maturity Date or, if extended in accordance with the terms of Section 3, the Extended Maturity Date; provided, however, the Maturity Date may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default shall have occurred and be continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an Event of Default or (ii) through the date that is twenty (20) Business Days after the consummation of a Fundamental Transaction in the event that a Fundamental Transaction is publicly announced or a Change of Control Notice is delivered prior to the Maturity Date.

27.60“Monetary Event of Default” shall have the meaning specified in Section 4.1 of this Note.

27.61“Net Cash Proceeds” means (a) with respect to any Disposition by the Company, the Guarantor or any of their Subsidiaries, or any Extraordinary Receipt received or paid to the account of the Company, the Guarantor or any of their Subsidiaries, the excess, if any, of (i) the sum of cash and other proceeds received in connection with such transaction (including any cash and other proceeds received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than the obligations of the Company under this Note and the other Transaction Documents), (B) the reasonable and customary out-of-pocket fees and expenses incurred by the Company, the Guarantor or such Subsidiary in connection with such transaction (including reasonable and customary fees of attorneys, accountants, consultants and investment advisers, reasonable and customary out-of-pocket costs associated with title insurance policies, surveys, lien and judgment searching, recording documents, and transaction and recording taxes and including fees required to be paid or reimbursed to a third-party that is not an Affiliate of the Company or the Guarantor pursuant to the terms of the applicable Indebtedness), (C) income taxes reasonably estimated to be actually payable within two (2) years of the date of the relevant transaction as a result of any gain recognized in connection therewith; provided that, if the amount of any estimated taxes pursuant to this subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds and (D) amounts held in any reserve created for escrow, holdback, indemnity or similar obligations of the Company, the Guarantor or any of their Subsidiaries in connection with such Disposition (provided that (1) such amounts held in such reserves shall not exceed ten percent (10%) of the gross cash proceeds received with respect to such Disposition and (2) such amounts held in such reserves shall constitute Net Cash Proceeds upon release to, or receipt by, the Company, the Guarantor or any of their Subsidiaries); and (b) with respect to the incurrence or issuance of any Indebtedness by the Company, the Guarantor or any of their Subsidiaries to Refinance any Existing Indebtedness or other Indebtedness permitted hereunder, the excess of (i) the sum of the cash and other proceeds received in connection with such transaction over (ii) the sum of (A) the amount of Existing Indebtedness or other Indebtedness permitted hereunder that is Refinanced thereby and (B) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by the Company, the Guarantor or such Subsidiary in connection therewith.

27.62“Note” has the meaning specified in the preamble to this Note.

27.63“Note Purchase Agreement” means that certain Note Purchase Agreement, dated as of the Issuance Date, by and among the Company, the investors identified therein, and the Collateral Agent, pursuant to which the Company issued, among other securities, the Notes, as such agreement may be amended, restated or otherwise modified from time to time.

27.64“Notes” has the meaning specified in the preamble to this Note.

27.65“Options” means any rights, warrants, grants or options to subscribe for or purchase Equity Interests or Convertible Securities.

27.66“Other Redemption Notice” has the meaning specified in Section 8.2.

27.67“Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

27.68“Permitted Indebtedness” means (i) Indebtedness evidenced by this Note, the other Notes and any Senior Secured Notes issued pursuant to the Note Purchase Agreement following the Issuance Date that are referred to in the Note Purchase Agreement as the Second Closing Notes, (ii) the Existing Indebtedness or any Indebtedness incurred in the Refinancing of the Existing Indebtedness, subject, however, to Section 10.16, Section 10.17 and the other terms and conditions hereof, (iii) Indebtedness secured by Permitted Liens under clause (ii) or (iii) of the definition of Permitted Liens in incurred in the ordinary course of business and otherwise in accordance with the terms of the Transaction Documents, and (iv) in addition to the Existing Indebtedness, unsecured Indebtedness for trade payables incurred in the ordinary course of business and otherwise in accordance with the terms of the Transaction Documents. For the avoidance of doubt, the parties acknowledge and agree that “trade payables”, as used herein, shall not include obligations for the payment of property taxes and insurance premiums.

27.69“Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iii) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries or other Affiliates to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, or (C) in respect of capitalized lease obligations, provided that the Lien is confined solely to the property leased by the Company or any of its Subsidiaries or other Affiliates pursuant to the applicable capital lease, (iv) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, and (v) Liens arising in connection with the Existing Indebtedness.

27.70“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof and any other legal entity.

27.71“Principal” has the meaning specified in the preamble to this Note.

27.72“Principal Market” means the Nasdaq Capital Market.

27.73“Qualified Buyer” shall mean a potential purchaser that has, or whose principals and/or investors have, at least five (5) years’ experience in acquiring properties of greater or substantially similar value as the subject Disposition Property, tenders a written offer in good faith, provides reasonable evidence of the financial wherewithal to consummate the acquisition of the subject Disposition Property, and is not an Affiliate of the Company.

27.74“Qualified Lender” shall mean a financial institution that has, or whose principals and/or investors have, at least five (5) years’ experience in financing properties of greater or substantially similar value as the subject Refinancing Property, tenders a written commitment in good faith, provides reasonable evidence of the financial wherewithal to consummate the subject Refinance, and is not an Affiliate of the Company.

27.75“Redemption Amount” means the sum of (x) the portion of the Repayment Principal Amount to be redeemed or otherwise with respect to which this determination is being made, (y) all accrued and unpaid Interest with respect to such portion of the Repayment Principal Amount, and (z) accrued and unpaid Late Charges with respect to such portion of such Repayment Principal Amount and such Interest, if any.

27.76“Redemption Date” means, as applicable, the Event of Default Redemption Date or the Change of Control Redemption Date.

27.77“Redemption Notice” means, as applicable, an Event of Default Redemption Notice or a Change of Control Redemption Notice.

27.78“Redemption Price” means, as applicable, the Event of Default Redemption Price or the Change of Control Redemption Price.

27.79“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, redeem, defease or retire, or to issue Indebtedness in exchange or replacement for such Indebtedness in whole or in part; and the terms “Refinanced” and “Refinancing” shall have meanings correlative to the foregoing.

27.80“Refinancing Properties” has the meaning specified in Section 6.1(a).

27.81“Regulatory Authorizations” means all governmental licenses, authorizations, registrations, permits, consents and approvals required under all applicable laws and regulations in order to carry on the business of the Company and its Subsidiaries or other Affiliates as currently conducted or proposed to be conducted, including any newly introduced or revised applicable laws and regulations as they may become introduced, altered or otherwise evolve over time.

27.82“Repayment Factor” means (x) one and forty-seven hundredths (1.47) at all times on or prior to the Initial Maturity Date and (y) one and sixty-five hundredths (1.65) at all times after the Initial Maturity Date.

27.83“Repayment Principal Amount” has the meaning specified in the preamble to this Note.

27.84“Required Holders” has the meaning specified in the Note Purchase Agreement.

27.85“Restricted Payment” has the meaning specified in Section 10.4.

27.86“SEC” means the United States Securities and Exchange Commission or the successor thereto.

27.87“Second Closing Notes” has the meaning specified in the Note Purchase Agreement.

27.88“Security Agreement” has the meaning specified in the Note Purchase Agreement.

27.89“Security Documents” has the meaning specified in the Note Purchase Agreement.

27.90“Subject Entity” means any Person, Persons or Group or any Affiliate or associate of any such Person, Persons or Group.

27.91“Subsidiary” has the meaning specified in the Note Purchase Agreement.

27.92“Successor Entity” means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

27.93“Trading Day” has the meaning specified in the Note Purchase Agreement.

27.94“Transaction Documents” has the meaning specified in the Note Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Senior Secured Note as of the Issuance Date set out above.

SOTHERLY HOTELS LP,
a Delaware Limited Partnership

By:	SOTHERLY HOTELS INC.,
its general partner

	By:	/s/ DAVID R. FOLSOM
	Name:	David R. Folsom
	Title:	President and Chief Executive Officer

Accepted and agreed:

MIG MOHO, LLC,
a Delaware limited liability company

By:	/s/ ERIC ROSENTHAL
Name:	Eric Rosenthal
Title:	Managing Partner, MIG

Signature Page to Senior Secured Note

EXHIBIT 6.2

CASH MANAGEMENT PROVISIONS

1.	Defined Terms.
a.	“Cash Management Account” has the meaning specified in Section 3(a) hereof.
b.

“Cash Management Activation Notice” means a written notice from the Collateral Agent to Clearing Bank stating that an Event of Default has commenced and instructing Clearing Bank to transfer all available funds in the Clearing Account to the Cash Management Account in accordance with the Clearing Account Agreement.

c.	“Cash Management Bank” has the meaning specified in Section 3(a) hereof.
d.	“Cash Management Bank Fees” has the meaning specified in Section 3(e) hereof.
e.

“Cash Management Deactivation Notice” means a written notice from the Collateral Agent to Clearing Bank stating that an Event of Default no longer exists and instructing Clearing Bank to transfer all available funds in the Clearing Account to an account designated by the Company in accordance with the Clearing Account Agreement.

f.	“Clearing Account” has the meaning specified in Section 2(a) hereof.
g.	“Clearing Account Agreement” has the meaning specified in Section 2(a) hereof.
h.	“Clearing Bank” has the meaning specified in Section 2(a) hereof.
i.	“Excess Cash Advance” has the meaning specified in Section 4(c) hereof.
j.	“Excess Cash Flow” has the meaning specified in Section 3(b)(v) hereof.
k.	“Excess Cash Flow Account” has the meaning specified in Section 4(a) hereof.
l.	“Excess Cash Requisition” has the meaning specified in Section 4(c) hereof.
m.

“Losses” shall mean any and all losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including but not limited to strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs and reasonable attorneys’ fees, in the case of each of the foregoing, of whatever kind or nature and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.

Exhibit II

n.

“Rents” means all of the rents, royalties, bonuses, issues, profits, revenue, income, deposits, escrow accounts and other benefits derived from the properties of the Company, the Guarantor and their Subsidiaries or arising from the use or enjoyment of any portion thereof or from any existing or future lease or agreement pertaining thereto and liquidated damages following default under such leases, and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of such properties, together with any and all rights that the Company, the Guarantor or any of their Subsidiaries mayhave against any tenant under such leases or any subtenants or occupants of any part of such properties and any award made hereafter to the Company, the Guarantor or any of their Subsidiaries in any court proceeding involving any of the tenants or occupants or in any bankruptcy, insolvency, or reorganization proceedings in any state or federal court, and all payments by tenants or occupants in lieu of rent other than any payments in lieu of taxes.

o.

“Reserve Accounts” shall mean the Cash Management Account, the Clearing Account, the Excess Cash Flow Account and any other deposit account established by this Note or the other Transaction Documents, including, without limitation, the deposit account for the Interest Reserve.

2.	Clearing Account.
a.

Upon the occurrence of a Monetary Event of Default, the Company shall establish and, thereafter until the Maturity Date, maintain an account (the “Clearing Account”) with a bank selected by the Company and approved by the Collateral Agent (which approval shall not be unreasonably withheld, conditioned or delayed) (the “Clearing Bank”) in trust for the benefit of the Collateral Agent in accordance with an agreement among the Company, the Collateral Agent, the Company and the Clearing Bank in form and substance reasonably acceptable to the Collateral Agent, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time (the “Clearing Account Agreement”). The Clearing Account shall be under the sole dominion and control of the Collateral Agent. The Collateral Agent shall have the sole right to make withdrawals from the Clearing Account. All costs and expenses for establishing and maintaining the Clearing Account shall be paid by the Company.

b.

During the occurrence and continuance of a Monetary Event of Default, the Company shall cause all Rents to be delivered directly to the Clearing Account to the extent permitted by the loan documents evidencing the Existing Indebtedness. Upon the first occurrence of a Monetary Event of Default and in accordance with the Clearing Account Agreement, the Company and the Guarantor shall, and shall cause their Subsidiaries to, deliver written instructions (which instructions can be revoked only upon the termination of the Event of Default) to all commercial tenants under leases (or other agreements for possession or occupancy of any property), all Subsidiaries owning property and all property managers to deliver all Rents received, payable or subject to remittance thereunder directly to the Clearing Account to the extent permitted by the loan documents evidencing the Existing Indebtedness. Notwithstanding anything to the contrary contained herein or in any other Transaction Documents, in the event the Company, the Guarantor or any of their Subsidiaries shall receive any amounts constituting Rents (for the avoidance of doubt, including, without limitation, any Rents received from any hotel occupants) during the occurrence and continuance of an Event of Default, the Company and the Guarantor shall, and shall cause their Subsidiaries to, deposit all such amounts received by the Company, the Guarantor or any of their Subsidiaries into the Clearing Account within two (2) Business Dayafter receipt thereof to the extent permitted bythe loan documents evidencing the Existing Indebtedness.

Exhibit 6.2 – Cash Management Provisions

c.

Concurrently with the establishing of a Clearing Account, the Company shall obtain from Clearing Bank its agreement to transfer, from and after such time as the Clearing Bank has received a Cash Management Activation Notice and until such time as the Clearing Bank has received a Cash Management Deactivation Notice, all amounts on deposit in the Clearing Account to the Cash Management Account in immediately available funds by federal wire transfer once every Business Day.

d.

Upon the occurrence and during the continuation of a Monetary Event of Default, the Collateral Agent may, in addition to any and all other rights and remedies available to the Collateral Agent, apply any amounts then on deposit in the Clearing Account to the payment of the indebtedness and other obligations evidenced hereby in any order, proportion and priority as the Collateral Agent may determine in its sole and absolute discretion, subject, however, to the terms of Section 10.1(a) of the Note.

e.	The Clearing Account shall not be commingled with other monies held by the Company or Clearing Bank.
f.

The Company shall not further pledge, assign or grant any security interest in the Clearing Account or the monies deposited therein or permit any lien or encumbrance to attach thereto, or any levy to be made thereon, or any UCC-1 Financing Statements, except those naming the Collateral Agent as the secured party, to be filed with respect thereto.

3.	Cash Management Account.
a.

Upon the first occurrence of a Monetary Event of Default, the Collateral Agent, on the Company’s behalf, shall establish and maintain a segregated account (the “Cash Management Account”) to be held by a bank selected by the Collateral Agent (“Cash Management Bank”) in trust and for the benefit of the Collateral Agent, which Cash Management Account shall be under the sole dominion and control of the Collateral Agent. The Company hereby grants to the Collateral Agent a first priority security interest in any Cash Management Account and all deposits at any time contained therein and the proceeds thereof and will take all actions necessary to maintain in favor of the Collateral Agent a perfected first priority security interest in the Cash Management Account, including, without limitation, authorizing the Collateral Agent to file UCC-1 Financing Statements and continuations thereof. The Company will not in any way alter or modify the Cash Management Account. The Collateral Agent shall have the sole right to make withdrawals from the Cash Management Account in accordance with this Note and the other Transaction Documents. All costs and expenses for establishing and maintaining the Cash Management Account shall be paid by the Company in accordance with this Note.

b.

Provided no Monetary Event of Default shall have occurred and is continuing, on each Interest Date during the continuance of an Event of Default, Cash Management Bank shall apply all funds on deposit in the Cash Management Account in the following amounts and order of priority:

i.

First, funds sufficient to pay any interest accruing at the Interest Rate, Late Charges and any other amounts then due and payable under the Transaction Documents shall be disbursed to the Collateral Agent to pay such interest, Late Charges and such other amounts;

Exhibit 6.2 – Cash Management Provisions

Second, funds sufficient to pay the next monthly payment, escrow and other deposit obligations in accordance with the terms and conditions of the loan documents for Existing Indebtedness shall be disbursed to the lenders thereunder;

ii.	Third, funds sufficient to pay the fees and expenses of Cash Management

Bank (or any other bank or other financial institution holding a Reserve Account) then due and payable thereto in connection with the administration and maintaining of the Cash Management Account (or other Reserve Account) shall be disbursed to the Cash Management Bank (or such other bank or other financial institution) to pay such fees and expenses;

iii.	Fourth, funds sufficient to fund the Interest Reserve through the Maturity Date;
iv.

Fifth, the remaining amount (the “Excess Cash Flow”) shall be deposited into the Excess Cash Flow Account and held by the Collateral Agent as additional security for the indebtedness and other obligations evidenced hereby until disbursed in accordance with Section 4 hereof.

c.

Any disbursements or disposition of funds or assets which Cash Management Bank makes pursuant to this Note shall be subject to Cash Management Bank’s standard policies, procedures and documentation governing the type of disbursement or disposition made; provided, however, that in no circumstances will any such disbursement or disposition require the Company’s consent.

d.

All funds on deposit in the Cash Management Account following the occurrence and during the continuance of a Monetary Event of Default may be applied by the Collateral Agent to the indebtedness and other obligations evidenced hereby in any order, proportion and priority as the Collateral Agent may determine in its sole and absolute discretion, subject, however, to the terms of Section 10.1(a) of the Note.

e.

The Company shall pay to Cash Management Bank and the Collateral Agent and/or Cash Management Bank’s and the Collateral Agent’s counsel on demand, from time to time, all customary and reasonable costs and expenses (including, but not limited to, reasonable attorneys’ fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the creation or perfection of any lien or security interest granted or intended to be granted with respect to the Cash Management Account, the custody, care, sale, transfer, administration, collection of or realization on the Cash Management Account and the sums contained therein, or in any way relating to the enforcement, protection or preservation of the rights or remedies of Cash Management Bank and/or the Collateral Agent relating to the Cash Management Account. Such fees and charges shall be paid to Cash Management Bank pursuant to Section 3(b)(iii) hereof and Cash Management Bank shall be entitled to charge the Cash Management Account for such fees and charges. Such fees and charges shall be customary for the services of Cash Management Bank described herein. The Company agrees to pay all Cash Management Bank’s customary fees and charges for the maintenance and administration of the Cash Management Account and for the treasury management and other account services provided with respect to the Cash Management Account (collectively “Cash Management Bank Fees”), including, but not limited to, the fees for (a) funds transfer services received with respect to the Cash Management Account, (b) funds advanced to cover overdrafts in the Cash Management Account (but without Cash Management Bank being in any way obligated to make any such advances), and (c) duplicate bank

Exhibit 6.2 – Cash Management Provisions

statements. Cash Management Bank Fees will be paid by Cash Management Bank in accordance with this Note by debiting the Cash Management Account on the Business Day that the Cash Management Bank Fees are due, without notice to the Company. If there are not sufficient funds in the Cash Management Account to cover fully the Cash Management Bank Fees on the Business Day Cash Management Bank attempts to debit them from the Cash Management Account, such shortfall or the amount of such Cash Management Bank Fees will be paid by the Company to Cash Management Bank, without setoff or counterclaim, within five (5) Business Days after demand from Cash Management Bank. The Company’s obligation to pay Cash Management Bank Fees accrued prior to the resignation or replacement of Cash Management Bank shall survive the resignation or replacement of Cash Management Bank.

f.	If invested, sums on deposit in the Cash Management Account shall be invested at the direction of the Collateral Agent.
g.

The Company hereby agrees that the Collateral Agent may maintain sub-accounts within the Cash Management Account in connection with any payments otherwise required under this Note and the other Transaction Documents, which sub-accounts may be ledger or book entry accounts and not actual accounts. All actual out-of-pocket costs and expenses for establishing and maintaining such sub-accounts shall be paid by the Company.

4.	Excess Cash Flow Reserve.
a.

Monthly, on a date reasonably selected by the Collateral Agent, from and after the occurrence and continuance of a Monetary Event of Default, an amount equal to the Excess Cash Flow generated by the properties for the immediately preceding monthly period shall be deposited with the Collateral Agent into an account in the name of the Collateral Agent (the “Excess Cash Flow Account”) in accordance with this Section 4.

b.	The Collateral Agent shall disburse funds from the Excess Cash Flow Account subject to satisfaction of the following conditions:
i.

No Monetary Event of Default, or event which would, with the giving of notice or the passage of time, or both, constitute a Monetary Event of Default, shall have occurred and be continuing at the time of the submission of an Excess Cash Requisition or as of the date of the disbursement of the Excess Cash Advance. The Company’s submission of an Excess Cash Requisition shall be deemed the Company’s certification that no Event of Default, or event which would, with the giving of notice or the passage of time, or both, constitute an Event of Default, shall have occurred and be continuing at the time of the submission of such Excess Cash Requisition.

ii.	The expenses that are subject to the Excess Cash Requisition are pursuant to a budget that the Collateral Agent has approved, such approval not to be unreasonably withheld, conditioned or delayed.
iii.

The Collateral Agent’s receipt of a certificate from an officer of the Company certifying to the satisfaction of the condition set forth in Section 4(b)(ii) above and submitting such evidence thereof as the Collateral Agent reasonably may request.

Exhibit 6.2 – Cash Management Provisions

c.

The Collateral Agent shall make disbursements from the Excess Cash Flow Account (each, an “Excess Cash Advance”) pursuant to, and in accordance with, the terms of this Section 4 not more than once in each calendar month following submission to the Collateral Agent, at least ten (10) days prior to the date on which the Company desires a disbursement of an Excess Cash Advance, of a written requisition (an “Excess Cash Requisition”), certified by the Company on such form or forms as may be reasonably required by the Collateral Agent. Each Excess Cash Requisition shall be deemed a representation by the Company that the Company is in full compliance with the terms of this Section 4.

5.

Payments Received Under Cash Management Agreement; Conflict With Existing Cash Management. The insufficiency of funds on deposit in the Cash Management Account shall not relieve the Company from the obligation to make any payments, as and when due pursuant to this Note, the Note Purchase Agreement or the other Transaction Documents, and such obligation shall be separate and independent, and not conditioned on any event or circumstance whatsoever. For the avoidance of doubt, nothing in this Exhibit 6.2, Section 6.2 hereof or otherwise contained in the Transaction Documents shall require the Company or its Subsidiaries or Affiliates to deposit, or direct any other Person to deposit, funds into the Clearing Account and/or the Cash Management Account in a manner that contradicts any cash management regime in place pursuant to the loan documents evidencing the Existing Indebtedness or in a manner that otherwise violates the loan documents evidencing the Existing Indebtedness.

6.	Reserve Funds Generally.
a.

Prohibition Against Further Encumbrance. The Company shall not, without the prior written consent of the Collateral Agent, further pledge, assign or grant any security interest in any Reserve Account or permit any Lien to attach thereto, or any levy to be made thereon or a UCC-1 financing statement, except those naming the Collateral Agent as the Secured Party, to be filed with respect thereto.

b.

Use of Deposits. All funds so deposited into the Reserve Accounts shall, until so disbursed by the Collateral Agent as set forth in the applicable provisions, constitute additional security for the indebtedness and other obligations evidenced hereby (and the Company hereby grants to the Collateral Agent a first priority security interest in such funds). Promptly following any request of the Collateral Agent, the Company shall execute and deliver any deposit account control agreement or take any other actions, which the Company hereby authorizes and directs (including, without limitation, the filing of a financing statement and the payment of any costs or expenses in connection therewith at the Company’s expense) that the Collateral Agent reasonably requires in order to perfect its security interest in the Reserve Accounts and the funds therein. If a Monetary Event of Default shall have occurred hereunder and be continuing, or if the indebtedness and other obligations evidenced hereby shall be accelerated as herein provided, all funds so deposited in any Reserve Account may, at the Collateral Agent’s option, be applied to cure said Monetary Event of Default or to reduce the indebtedness and other obligations evidenced hereby in any order, proportion and priority as the Collateral Agent may determine in its sole and absolute discretion, subject, however, to the terms of Section 10.1(a) of the Note.

c.

Transfer of Note. Upon an assignment or other transfer of the Note, the Collateral Agent shall have the right to pay over the balance of such deposits in its possession to the assignee or other successor, and the Collateral Agent shall thereupon be completely released from all liability with respect to such deposits and the Company, the Guarantor and their Subsidiaries shall look solely to the assignee or transferee with respect thereto. This provision shall apply to every transfer of such deposits to a new assignee or transferee.

Exhibit 6.2 – Cash Management Provisions

d.

Indemnification. The Company shall indemnify the Collateral Agent and hold the Collateral Agent harmless from and against any and all Losses arising from or in any way connected with the Reserve Accounts (unless arising from the gross negligence or willful misconduct of the Collateral Agent) or the performance of the obligations for which the Reserve Accounts were established; provided that the Company shall not be liable for any Losses arising from the investment by Collateral Agent of funds in the Reserve Accounts. The Company shall indemnify and hold Clearing Bank, Cash Management Bank, any other bank or other financial institution holding any other Reserve Account(s) and their employees and officers harmless from and against any Losses incurred by such arising from or in any way connected with any such Reserve Account(s) or the performance of the obligations for which such Reserve Account was established, except to the extent that such loss or damage results from the Collateral Agent’s or such bank or other financial institution’s gross negligence or willful misconduct.

e.

Satisfaction of the Note. Upon full payment or redemption of the Note or, at the Collateral Agent’s option, at any prior time, the balance of amounts deposited in the Collateral Agent’s possession in the Reserve Accounts shall be paid over to the Company.

29489036.4

Exhibit 6.2 – Cash Management Provisions